UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2015

Item 1. Report to Stockholders.

Semi-Annual Report
For the Six Months Ended September 30, 2015

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Institutional Equity Fund

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the referenced date, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is a market capitalization weighted index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index reflects the reinvestment of dividends and/or interest income and is not available for investment.

The Barclays U.S. Aggregate Bond Index (BC Agg) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance. The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing.

The Barclays U.S. Universal Bond Index (BC Univ) is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

All return and currency figures are shown in USD.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain and expand the company’s asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

“Risk-off” rotation refers to investors moving from perceived riskier assets to perceived less risky assets.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders. In addition, stock prices are generally more volatile than bond prices. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange. Depending on the entity issuing the bond, it may or may not afford additional protection to the investor, such as a guarantee of return of principal by a government or bond insurance company. There is typically no guarantee of any kind associated with the purchase of an individual stock. Bonds are often owned by individuals interested in current income, while stocks are generally owned by individuals seeking price appreciation with income a secondary concern. Cash is highly liquid and does not have the risk of capital loss. The tax treatment of returns of cash, bonds and stocks also differs given differential tax treatment of income versus capital gain.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Osterweis Capital Management. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

The Osterweis Funds are distributed by Quasar Distributors, LLC.

Table of Contents

Letter from the Chief Investment Officer and the President	2

Manager Reviews, Fund Overviews and Schedules of Investments

Osterweis Fund
Portfolio Managers’ Review	5
Fund Overview	7
Schedule of Investments	8

Osterweis Strategic Income Fund
Portfolio Managers’ Review	10
Fund Overview	11
Schedule of Investments	12

Osterweis Strategic Investment Fund
Portfolio Managers’ Review	16
Fund Overview	18
Schedule of Investments	19

Osterweis Institutional Equity Fund
Portfolio Managers’ Review	24
Fund Overview	26
Schedule of Investments	27

Financial Statements

Statements of Assets and Liabilities	29

Statements of Operations	30

Statements of Changes in Net Assets
Osterweis Fund	31
Osterweis Strategic Income Fund	32
Osterweis Strategic Investment Fund	33
Osterweis Institutional Equity Fund	34

Financial Highlights
Osterweis Fund	35
Osterweis Strategic Income Fund	36
Osterweis Strategic Investment Fund	37
Osterweis Institutional Equity Fund	38

Notes to Financial Statements	39

Expense Example	49

Additional Information	51

Approval of Investment Advisory Agreements	52

Privacy Notice	56

Letter from the Chief Investment Officer and the President

October 26, 2015

Dear Investors,

During the third quarter, global markets were roiled by heightened investor uncertainty and downright fear that China’s slowing economic growth might tip the global economy into recession. The selling pressure that took hold in mid-August had all the elements of a mini panic. The only assets that held their value or posted gains were cash and investment grade bonds. The further out one looked on the risk spectrum, the worse the decline. Non-investment grade bonds traded off 3-5%. Even the 6% decline in the S&P 500 Index during the quarter was relatively benign compared to smaller cap stocks that pulled back nearly 12% and emerging market equities that tanked nearly 18%. China and the economies that depend most directly on China’s demand were hit hardest: the Chinese market fell 30% and Brazil was down 33%.

The key development precipitating the sell-off was China’s decision to let its currency devalue versus the U.S. dollar. This was read by global markets as tacit acknowledgement by the Chinese authorities that China’s growth was flagging and needed a lift from a weaker currency. Given the leading role that China has played in driving global growth over the past decade, investors ran for the exits, fearful that a recession in China could trigger a global recession. Our response is “not so fast.” In China and the economies dependent on it, concern is completely justified by the facts. The “miracle” hyper growth phase of China’s economic development may very well be over, leaving China to manage a potentially difficult downshift into an extended period of much slower growth (slow growth, not zero growth). This could have serious, lasting implications for many emerging market economies and stock markets. That said, the implications for the U.S. are much more nuanced and the current level of investor concern may be unjustified and overdone. We think a strong case can be made that the U.S. economy can decouple from a Chinese slowdown. Some even argue that the U.S. economy will prove to be a net beneficiary of the cooling-off in Chinese and emerging market growth. This letter will look at the growth scenarios for China and China-dependent countries compared to the U.S.

China
China is experiencing a significant slowdown in its growth rate, a change that is having wide-ranging spillover effects. Year after year of double digit Chinese gross domestic product (GDP) growth helped power global growth over the past 15 years. Since the year 2000, the emerging markets’ share of the global economy has increased from above 45% to 60% now. Investors are rightly concerned about the impact of a Chinese slowdown on global growth, but we think that the brunt of this slowdown will be borne by China and its main suppliers (not the U.S.). China’s voracious appetite for commodities during its go-go days helped lift growth for many commodity and goods producing countries. Now that China’s growth is slowing, demand for these commodities is waning and prices are plummeting. This, of course, is devastating to the profitability of commodity producers and the countries dependent on them (e.g. Brazil, Russia, Indonesia, Malaysia, South Africa and Australia). The big question is: could this commodity deflation be good news for the U.S. consumer?

To some extent, China’s slowdown has some self-reinforcing elements. As China tries to wean itself off of an investment, export and real estate-driven growth model, it needs to stimulate consumer demand to take up the slack. But that is easier said than done. The problem is, as China attempts to downsize its bloated, inefficient, unprofitable, and often state-owned enterprises, it runs the risk of pushing up unemployment. Many vested interests may be unwilling to swallow the painful medicine required to reorient the economy away from what worked so well for so many years. Vested interests run the gamut from Communist party leaders who do not want the unrest that might come from rising unemployment, to municipal politicians and trade unionists who want to protect local enterprises and local jobs, to the owners of enterprises who are receiving subsidies. Economists will argue that the faster China can accomplish this “rebalancing” of its economy, the sooner sustainable growth will return. One only needs to look at Japan and its two lost decades of growth to appreciate the cost of protecting vested interests and deferring swallowing the medicine. Our guess is that China’s adjustment process is likely to be quite protracted and may be punctuated by considerable social unrest.

The Chinese slowdown is having a spillover effect on numerous other countries dependent on exports to China. This includes commodity producers such as Australia, Brazil and Indonesia, as well as goods producers such as Korea and Japan. In other words, China is now exporting deflation to large parts of the emerging and developed worlds. Commodity prices are now near 25 year lows and it is hard to see them turning around any time soon.

Letter from the Chief Investment Officer and the President

U.S. companies that depend on exports to China or are manufacturing and selling within China may experience lower earnings during this adjustment period. On the other hand, U.S. companies with a domestic U.S. focus could experience growing earnings for reasons we discuss in the following section.

U.S.
Ever since the U.S. economy emerged from the financial crisis of 2008, we have consistently, and it turns out correctly, argued that the ensuing recovery would likely be less robust than the typical post-war rebound. First and foremost, housing could not be the engine it traditionally was to pull the economy out of recession. This is because housing was over-built in the years preceding 2008 and inventories of unsold homes and unoccupied homes were high. In addition, banks and other mortgage lenders were reluctant to extend credit. It was clear that lenders in general were more focused on cleaning up their portfolios than on aggressively making new loans. This deleveraging process has kept the housing recovery far more muted than in past cycles.

More broadly, the entire banking system needed to de-lever coming out of the financial crisis. Not only could it not finance a robust housing recovery, but it was unable to extend the usual amount of credit to small and mid-sized businesses, traditionally the largest generators of new jobs in this country. As a result, overall job growth has proven to be somewhat anemic.

Adding to the sub-par recovery was a reluctance on the part of businesses to invest in new capacity given how slow the growth outlook was from 2009-2014. The result was less robust capital spending than normal. Additionally, periods of government sequester and limits on spending meant that government’s contribution to growth was lower than normal. All of this combined to keep overall economic growth sub-par compared to “normal” recoveries. On the other hand, corporate profit margins expanded to record levels and profits recovered far more sharply than expected from recessionary lows. Whether margins can remain high at this point in the economic cycle is a key question we will discuss in the remainder of this letter.

One of the side effects of a slow economic recovery in the U.S. and Europe has been the absence of inflationary pressure. This partly reflects plenty of spare labor and productive capacity (at least up to this point) and partly reflects the collapse in commodity pricing over the past 12-18 months – a lot of which stems from the slowdown in China’s economy and a waning of its voracious appetite for commodities. The following chart illustrates just how significantly commodity prices have fallen over the past 18 months:

	Peak	Current	% Decline
Steel (hot rolled coil $/ton)	$ 690	$ 430	-38%
3-Month Copper ($/tonne)	$7,175	$5,160	-28%
Oil ($/barrel)	$ 108	$ 45	-58%
Source:  Bloomberg (current prices: 9/30/15).

While all commodity prices have dropped in the past year, it is worth zeroing-in on the declines in oil and natural gas prices which are the result of more than just a drop in Chinese demand. These declines also reflect the stunning increase in U.S. shale oil and gas production over the past several years, and the decision on the part of Middle Eastern oil producers and Russia to push new supplies into an already over supplied market. There is much speculation as to the motivation behind the new supplies coming out of certain Organization of the Petroleum Exporting Countries (OPEC) and Russian producers. We suspect that they miscalculated and thought that they could take market share from higher-cost U.S. producers and that their incremental volumes sold would offset a somewhat lower price. Instead, the oil prices have collapsed by more than 50% leaving all producers, high cost and low cost, struggling with sharply lower oil revenues and earnings. Part of the reason is that U.S. oil production has proven to be much more resilient than anyone expected, even at far lower prices. The old saying that “necessity is the mother of invention” certainly applies to the U.S. oil patch where producers have succeeded in reducing their per well drilling and completion costs by a stunning 30-40% in just the past year. This has dramatically lowered the breakeven cost of producing oil in the U.S. So while U.S. oil production is finally beginning to drop and will probably continue to drop in response to sub $50 prices, longer term we think abundant new, low cost shale oil supplies will prevent oil prices from getting back to the $100 level any time soon. This should prove to be bullish for larger oil consuming economies around the world.

Letter from the Chief Investment Officer and the President

As a result of low commodity prices and low inflation, the Federal Reserve (the “Fed”) has been able to keep interest rates low for an extended period even with signs that the U.S. economy is finally on the mend. By not raising rates in September, however, the Fed spooked the markets which began to think that the Fed should begin the long journey toward a more neutral rate, in line with inflation of 1.5-2.0%. After all, unemployment levels are now hovering around 5%, credit markets and banks are extending credit, the consumer is in good shape and housing markets are in a clear recovery mode. One has to wonder, “if not now, when?” So when the Fed elected not to raise rates in September, investors had to ask if the Fed might actually be concerned about slowing growth. Did the Fed perceive a weaker economy than the rest of us? We believe one reason the Fed may have delayed raising rates was its concern that higher rates would cause the already strong U.S. dollar to strengthen even further. This would hurt U.S. exports, help imports to take share from U.S. manufacturers and maybe lead to a somewhat less robust economic expansion. We do not think that weaker growth from China on its own is the issue. Direct exports from the U.S. to China represent less than 1% of total U.S. GDP. Exports from the U.S. to the rest of the Pacific Rim countries as well as to Russia and Brazil collectively represent only 1.3% of U.S. GDP. We understand that some of our larger trade partners such as Canada, Japan and the European Union are more exposed to China and other emerging markets, but we still think the benefits to the U.S. consumer of lower energy prices and a stronger dollar will offset negative trade flows.

The question of when the Fed will start to raise interest rates is in our opinion less interesting than the question of how rapidly rates will rise once they begin. Again, we have consistently argued that any rate rise will be gradual, reflecting both relatively slow economic growth and persistent low inflation. In other words, despite an eventual upward bias to interest rates, Fed monetary policy should remain accommodative for some time. This would be a favorable environment for stocks.

Other potential tailwinds for the market would include gradually rising employment levels and perhaps a modest acceleration in wage gains. Since the consumer represents nearly 70% of the U.S. economy, rising employment and wages should foster improving economic growth via rising consumer spending. Additionally, housing now appears to be expanding, thus contributing to prospects for steady, if not better, economic growth. Finally, if investors eventually believe that low inflation and low interest rates are likely to persist, equity valuations could improve.

Offsetting these potential tailwinds, however, are a number of headwinds both to the economy and to the stock market. Our chief concern would be slower growth and the potential for weaker corporate profits. We have already discussed the ramifications of the China slowdown, its ripple effects through the emerging markets and its implication for U.S. corporate earnings. Second, the deflation we have seen in commodities could have a spillover effect in numerous ways. Third, the bond super cycle is over. Interest rates have declined steadily since the early 1980s, causing a blossoming of the stock market. A reversal in the long-term trend of interest rates could have a negative effect on equity valuations. Finally, U.S. productivity growth appears to have stagnated. Couple lower productivity growth with rising wages, and corporate profits could come under pressure. We believe that a significant portion of lower productivity gains are a problem of measurement and definition rather than reality, but one cannot dismiss the issue.

In sum, we remain optimistic on the economy and ultimately on the stock market. What we experienced in the third quarter was a fairly normal 10% correction and not, in our view, the beginning of a long-term bear market. Nonetheless we continually test our assumptions as new data emerge. In terms of equities, we continue to be very focused on finding investments in companies that are experiencing growth independent of the economic outlook. For fixed income our aim is to achieve income and moderate capital appreciation while attempting to minimize the negative impact of volatile markets. Additionally, we can hopefully take advantage of periods of market weakness to acquire both new equities and bonds at what we view as attractive prices.

We thank you for your continued confidence in our management.

Sincerely,

John Osterweis	Matt Berler

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Fund (the “Fund”) generated a -12.52% total return for the six-month period ending September 30, 2015, trailing its benchmark, the S&P 500 Index (the “S&P 500”), which returned -6.18% over the same period. (Please see standardized performance in the table following this review.)

Market Review

During the first fiscal quarter ending June 30th, the market, as measured by the S&P 500, managed to eke out a small positive return. The second fiscal quarter ending September 30th was markedly different as investor concerns over the strength of the global economy drove a “risk-off” trade that looked like a mini panic. The S&P 500 dropped by 6.44% with most other equity indices falling even more.

Portfolio Review

The six-month period ending September 30, 2015 was challenging for the Fund, which posted disappointing performance on both an absolute basis and relative to the benchmark over these two quarters. The difficult results were concentrated in three particular months: in June, a number of our holdings with attractive dividends and dividend growth traded off in response to investor anticipation of Federal Reserve rate hikes later this year. Then came August and September, during which the Fund’s performance reflected selling pressure that originated in China, then spread across the rest of the emerging markets and ultimately to the U.S. Our energy infrastructure stocks were hit especially hard even though most of them enjoy steady long-term contracted cash flows that make them look more like utilities to us than commodity companies. Consequently, Energy was the Fund’s worst performing sector and the largest detractor from absolute performance during the second fiscal quarter as well as the entire six-month period. In general, the second fiscal quarter has proven to be difficult for the Fund in recent years. The market correction in these years has disproportionately hit the smaller, less liquid holdings in the Fund. On the positive side, our stock picks in Information Technology fared well. In fact, our investments in this sector generated solid performance during a period when the benchmark posted negative returns in every single sector.

Outlook & Portfolio Positioning

Although the global markets were roiled in August and September by escalating uncertainty around China’s economy and its impact on the rest of the world, our outlook for the U.S. is largely unchanged. We continue to believe that 1) the economic recovery in the U.S. is alive and well, 2) the slowdown in China will not translate into a global recession or financial contagion and 3) our companies should continue to deliver a combination of attractive growth and meaningful free cash flow. If we are correct, then our stocks should be able to rebound from the malaise that took hold over the past several months.

It is important to keep in mind that our strategy is likely to underperform the S&P 500 when the market gets very focused, as it has been recently, on a specific set of glamorous large-cap stocks. We have seen this movie before, in which investors pay ever-higher multiples for a handful of growth darlings, and it doesn’t end well. By way of contrast, we tend to collect overlooked, misunderstood growth stocks masquerading as value stocks and small-to-medium sized companies that can grow larger. This has historically proven to be rewarding over the long term, but it does take time – especially in a panicky market like we have seen recently.

We also have a strong hunch that the ongoing migration of investor dollars into passive, cap-weighted index funds may be responsible for creating what appears to be a growing performance wedge between momentum stocks and value stocks. Passive dollars operate like a big herd, creating their own momentum by allocating ever more money to the most successful stocks in their chosen indices. As passive herds grow in scale, they exacerbate demand for a select group of stocks based on index weighting rather than merit, driving such stocks higher, which in turn creates even more demand as the herd is compelled to buy more in order to keep pace with the index. This self-reinforcing “momentum” has driven a handful of very successful companies to valuations we think will prove unsustainable when the next bear market arrives. We don’t know when that day of reckoning will come for overvalued stocks, but when it does those of us positioned in more attractively valued equities may fare far better.

Osterweis Fund | Portfolio Managers’ Review

In the meantime, we expect our current holdings to deliver attractive earnings and cash flow growth. Many of them should also continue to return free cash flow to investors in the form of rising dividends and share repurchase programs. We will continue to trim any that reach full value and look to recycle such capital into new, more attractively valued and promising equities. We did raise cash in the third quarter from the sale of some fully valued names and the sale of a couple of holdings that are struggling to execute. As a result, the Fund should be positioned to take advantage of opportunities that may arise through continued market volatility. As ever, we remain focused on finding companies that are less loved by the market but that have identifiable catalysts for growth. While this approach can result in performance that lags the mainstream large cap indices during certain periods, we believe it better serves our investors over the long term.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Six Month and Average Annual Total Returns
Periods Ended September 30, 2015

						Since Inception
	Six Months	1 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	-12.52%	-7.05%	8.60%	5.59%	5.62%	10.35%
S&P 500 Index	-6.18	-0.61	13.34	6.80	3.96	8.80
Expense Ratio as of 3/31/2015: 0.99%1
1  As of the most recent Prospectus dated June 30, 2015.

The performance data quoted above represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Ten Years Ending 9/30/2015)

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2005 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation

Top Ten Equity Holdings
Google, Inc. – Class A & Class C	4.6%
Valeant Pharmaceuticals International, Inc.	4.3
Charter Communications, Inc. – Class A	3.7
Allergan Plc	3.5
American Water Works Co., Inc.	3.4
Diageo Plc	3.2
Owens-Illinois, Inc.	3.1
Crown Holdings, Inc.	3.0
Air Lease Corp.	2.9
Alleghany Corp.	2.8
Total	34.5%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at September 30, 2015 (Unaudited)

Shares		Value
Common Stocks: 68.1%

Aerospace & Defense: 2.8%
104,615	Boeing Co.	$13,699,335
236,090	Triumph Group, Inc.	9,934,667
		23,634,002
Beverages: 3.2%
252,160	Diageo Plc – ADR	27,180,326

Consumer Finance: 2.6%
289,715	American Express Co.	21,476,573

Containers & Packaging: 6.0%
545,800	Crown Holdings, Inc.[1]	24,970,350
1,253,335	Owens-Illinois, Inc.[1]	25,969,101
		50,939,451
Health Care Equipment & Supplies: 1.9%
131,845	Teleflex, Inc.	16,376,467

Household Durables: 2.7%
1,766,590	TRI Pointe Homes, Inc.[1]	23,124,663

Independent Power & Renewable
Electricity Producers: 1.3%
483,100	NRG Yield, Inc. – Class A	5,386,565
483,100	NRG Yield, Inc. – Class C	5,608,791
		10,995,356
Industrial Conglomerates: 1.1%
366,485	General Electric Co.	9,242,752

Insurance: 2.8%
51,070	Alleghany Corp.[1]	23,906,378

Internet & Catalog Retail: 2.0%
641,975	Liberty Interactive Corp. – Class A1	16,839,004

Internet Software & Services: 6.8%
741,445	eBay, Inc.[1]	18,120,916
26,775	Google, Inc. – Class A1	17,092,357
36,067	Google, Inc. – Class C1	21,943,884
		57,157,157
Media: 6.0%
177,130	Charter Communications,
	Inc. – Class A1	31,148,310
603,285	Cinemark Holdings, Inc.	19,600,730
		50,749,040
Oil, Gas & Consumable Fuels: 2.8%
353,810	Occidental Petroleum Corp.	23,404,532

Pharmaceuticals: 16.8%
109,065	Allergan Plc[1]	29,644,958
136,530	Bayer AG – ADR	17,481,301
437,705	GlaxoSmithKline Plc – ADR	16,829,757
252,970	Johnson & Johnson	23,614,750
199,725	Novartis AG – ADR	18,358,722
203,598	Valeant Pharmaceuticals
	International, Inc.[1]	36,317,811
		142,247,299
Specialty Retail: 2.5%
454,700	Cabela’s, Inc[1]	20,734,320

Thrifts & Mortgage Finance: 0.5%
594,895	Stonegate Mortgage Corp.[1,2,3]	4,229,703

Trading Companies & Distributors: 2.9%
787,786	Air Lease Corp.	24,358,343

Water Utilities: 3.4%
518,120	American Water Works Co., Inc.	28,538,050

Total Common Stocks
(Cost $429,826,787)		575,133,416

Partnerships & Trusts: 7.8%

Oil, Gas & Consumable Fuels: 7.8%
998,985	Cone Midstream Partners L.P.[2,3]	9,919,921
862,705	Enterprise Products Partners L.P.	21,481,354
395,729	Magellan Midstream Partners L.P.	23,787,270
545,510	VTTI Energy Partners L.P. [2,3]	10,675,631
		65,864,176
Total Partnerships & Trusts
(Cost $45,332,179)		65,864,176

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at September 30, 2015 (Unaudited)

Shares		Value
Real Estate Investment Trusts: 7.3%

267,660	Digital Realty Trust, Inc.	$17,483,551
354,815	EPR Properties	18,297,810
856,355	New Residential Investment Corp.	11,218,250
1,413,000	New Senior Investment
	Group, Inc.	14,779,980
		61,779,591
Total Real Estate Investment Trusts
(Cost $70,923,567)		61,779,591

Short-Term Investments: 16.7%

140,993,627	Federated U.S. Treasury
	Cash Reserves, 0.000%[4]	140,993,627
Total Short-Term Investments
(Cost $140,993,627)		140,993,627
Total Investments in Securities: 99.9%
(Cost $687,076,160)		843,770,810
Other Assets in Excess of Liabilities: 0.1%		1,076,142
Total Net Assets: 100.0%		$844,846,952

ADR – American Depositary Receipt
NYRS – New York Registry Shares
[1]	Non-income producing security.
[2]	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
[3]	All or a portion of this security is considered illiquid. As of September 30, 2015, the total market value of illiquid securities was $24,825,255 or 2.9% of net assets.
[4]	Annualized seven-day yield as of September 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Income Fund (the “Fund”) generated a total return of -1.12% for the six-month period ending September 30, 2015, trailing the Barclays U.S. Aggregate Bond Index (the “BC Agg”) which returned -0.47% over the same period. (Please see standardized performance in the table following this review.) The Fund also trailed the Barclays U.S. Universal Bond Index (the “BC Univ”) which returned -0.73% over the same period.

Market Review

During the first fiscal quarter there were a few issues that concerned investors including the possible exit of Greece from the euro, continued speculation about the timing of interest rate increases by the Federal Reserve (the “Fed”) and the general liquidity of the bond market in the face of rising rates. In spite of generally positive news in the U.S., investor pessimism seemed to build rapidly during the second fiscal quarter. The slowdown in China’s economy coupled with the Fed’s postponing of an interest rate increase left investors worried about the long-term prospects of the U.S. economy.

Portfolio Review

During the six-month period ending September 30th, the Fund’s holdings performed in line with the BC Univ, but the total net return came in slightly below the benchmark. Our duration management and issue selection added value versus the benchmark; however, even combined, they did not quite offset the detraction from relative returns caused by our sector allocation. The high yield sector was the worst performing within the BC Univ, falling almost 5%. Consequently, the Fund’s significant overweight in high yield detracted notably from relative performance. Over the period, the Fund’s high yield weighting averaged 83%, ranging from 79% to 88%, compared to only 6% in the BC Univ. Another detractor was the Fund’s lack of exposure to the investment grade sector, which in addition to being the BC Univ’s largest, outperformed the BC Univ overall. During the period, shorter term Treasury yields generally declined while longer term yields generally ended the period higher. Since bond prices typically rise when yields fall and vice versa, the Fund’s shorter duration positioning was a contributor to relative performance. Also helping relative returns was our issue selection, with the Fund’s high yield securities as a whole outperforming the BC Univ’s high yield constituents by nearly four percentage points.

Outlook & Portfolio Positioning

While there has been a lot of volatility in the capital markets recently, our underlying assessment of the U.S. economy is unchanged. We believe the U.S. should continue to grow slowly, inflation should stay below the historic average and unemployment should continue to decline. All these factors point to an eventual rise in interest rates.

As always, we continue to manage the portfolio based on where we see the most attractive risk/reward opportunities. Over the short term this has meant that the Fund has seen some price declines, even though it continues to generate income from its underlying securities. While price declines are always painful, we are not overly concerned with these short-term price movements. Given our buy and hold orientation, we believe that the Fund’s current shorter dated positioning and healthy cash position should serve investors well.

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

The Barclays U.S. Universal Bond Index is used in the above analysis as its investment universe more closely resembles that of the Fund.

Strategic Income Fund | Fund Overview (Unaudited)

Six Month and Average Annual Total Returns
Periods Ended September 30, 2015

						Since Inception
	Six Months	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	-1.12%	-0.20%	3.61%	4.68%	6.23%	6.98%
Barclays U.S. Aggregate Bond Index	-0.47	2.94	1.71	3.10	4.64	4.58
Expense Ratio as of 3/31/2015: 0.82%1
1  As of the most recent Prospectus dated June 30, 2015.

The performance data quoted above represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Ten Years Ending 9/30/2015)

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2005 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset Allocation

Top Ten Debt Holdings
Rite Aid Corp., 9.250%	3.6%
Edgen Murray Corp., 8.750%	3.5
Alere, Inc., 8.625%	2.7
CHS/Community Health Systems, Inc., 8.000%	2.5
Icahn Enterprises L.P., 3.500%	2.1
VPII Escrow Corp., 6.750%	1.9
BI-LO LLC, 8.625%	1.9
US Foods, Inc., 8.500%	1.8
Horsehead Holding Corp., 10.500%	1.8
Regis Corp., 5.750%	1.8
Total	23.6%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at September 30, 2015 (Unaudited)

Shares		Value
Convertible Preferred Stocks: 0.7%

Machinery: 0.7%
390,000	Blue Bird Corp., 7.625%[1]	$40,181,700

Total Convertible Preferred Stocks
(Cost $39,000,000)		40,181,700

Principal
Amount
Bonds: 82.2%
Corporate Bonds: 80.7%

Aerospace & Defense: 3.5%
	ADS Tactical, Inc.
$75,399,000	11.000%, 04/01/2018[1]	77,472,472
	Bombardier, Inc.
55,750,000	5.500%, 09/15/2018[1]	48,502,500
	Erickson, Inc.
42,976,000	8.250%, 05/01/2020	29,868,320
	Kratos Defense &
	Security Solutions, Inc.
57,165,000	7.000%, 05/15/2019	46,589,475
		202,432,767
Air Freight & Logistics: 1.2%
	XPO Logistics, Inc.
48,156,000	7.875%, 09/01/2019[1]	47,132,685
25,000,000	6.500%, 06/15/2022[1]	21,234,375
		68,367,060
Auto Components: 1.6%
	Goodyear Tire & Rubber Co.
91,290,000	8.250%, 08/15/2020	95,398,050

Beverages: 1.6%
	Beverages & More, Inc.
81,000,000	10.000%, 11/15/2018[1]	78,063,750
	Cott Beverages, Inc.
16,500,000	6.750%, 01/01/2020	16,995,000
		95,058,750
Building Products: 1.5%
	Cleaver-Brooks, Inc.
76,920,000	8.750%, 12/15/2019[1]	73,074,000
17,775,000	9.750%, 12/31/2019 [1,2]	16,285,970
		89,359,970
Capital Markets: 1.3%
	Oppenheimer Holdings, Inc.
71,117,000	8.750%, 04/15/2018	73,072,718

Chemicals: 1.8%
	Consolidated Energy Finance SA
38,500,000	6.750%, 10/15/2019[1]	36,575,000
	HIG BBC Intermediate Holdings LLC
42,401,000	10.500% Cash or 11.250%
	PIK, 09/15/2018[1]	41,658,983
	LSB Industries, Inc.
29,000,000	7.750%, 08/01/2019	27,658,750
		105,892,733
Commercial Services & Supplies: 3.9%
	GFL Environmental Corp.
67,625,000	7.875%, 04/01/2020[1]	69,569,219
	R.R. Donnelley & Sons Co.
7,576,000	8.600%, 08/15/2016	7,945,330
33,865,000	8.250%, 03/15/2019	36,997,513
17,274,000	8.875%, 04/15/2021	18,180,885
13,064,000	7.000%, 02/15/2022	12,721,070
	Transfield Services Ltd.
79,275,000	8.375%, 05/15/2020[1]	81,950,531
		227,364,548
Construction & Engineering: 1.1%
	Michael Baker Holdings LLC
11,000,000	8.875% Cash or 9.625%
	PIK, 04/15/2019[1]	9,350,000
	Michael Baker International LLC
58,265,000	8.250%, 10/15/2018[1]	55,643,075
		64,993,075
Construction Materials: 1.7%
	Associated Asphalt Partners LLC
51,070,000	8.500%, 02/15/2018[1]	50,303,950
	Rain CII Carbon LLC
56,293,000	8.000%, 12/01/2018[1]	46,582,457
		96,886,407
Consumer Finance: 1.7%
	Ally Financial, Inc.
33,450,000	3.500%, 07/18/2016	33,617,919
4,740,000	2.750%, 01/30/2017	4,715,779
	Enova International, Inc.
78,000,000	9.750%, 06/01/2021	63,570,000
		101,903,698
Containers & Packaging: 1.3%
	Ardagh Packaging Finance Plc
51,700,000	6.250%, 01/31/2019[1]	51,700,000
23,254,237	7.000%, 11/15/2020[1]	23,370,508
		75,070,508

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2015 (Unaudited)

Principal
Amount		Value
Distributors: 1.2%
	Pittsburgh Glass Works LLC
$65,291,000	8.000%, 11/15/2018[1]	$67,902,640

Diversified Consumer Services: 2.3%
	Outerwall, Inc.
29,865,000	6.000%, 03/15/2019	29,865,000
	Regis Corp.
101,000,000	5.750%, 12/05/2017[1]	102,515,000
		132,380,000
Diversified Financial Services: 2.8%
	Icahn Enterprises L.P.
118,885,000	3.500%, 03/15/2017	119,553,134
	Intrepid Aviation Group
	Holdings LLC
15,750,000	8.250%, 07/15/2017[1]	15,671,250
31,500,000	6.875%, 02/15/2019[1]	28,507,500
		163,731,884
Electrical Equipment: 0.9%
	Power Solutions International, Inc.
53,000,000	5.500%, 05/01/2018[1]	49,744,210

Electronic Equipment, Instruments
& Components: 0.7%
	KEMET Corp.
41,212,000	10.500%, 05/01/2018	38,224,130

Energy Equipment & Services: 0.1%
	ION Geophysical Corp.
10,900,000	8.125%, 05/15/2018	6,158,500

Food & Staples Retailing: 10.3%
	BI-LO LLC
120,912,000	8.625% Cash or 9.375%
	PIK, 09/15/2018[1]	109,425,360
	KeHE Distributors LLC
10,500,000	7.625%, 08/15/2021[1]	11,051,250
	Rite Aid Corp.
195,112,000	9.250%, 03/15/2020	207,794,280
	Roundy’s Supermarkets, Inc.
21,569,000	10.250%, 12/15/2020[1]	14,720,842
	Spartan Stores, Inc.
45,000,000	6.625%, 12/15/2016[1]	46,350,000
	Tops Holding II Corp.
26,192,000	8.750%, 06/15/2018	25,799,120
	Tops Holding/Markets II
78,000,000	8.000%, 06/15/2022[1]	78,390,000
	US Foods, Inc.
102,304,000	8.500%, 06/30/2019	106,140,400
		599,671,252
Food Products: 3.2%
	Hearthside Group Holdings LLC
67,140,000	6.500%, 05/01/2022[1]	62,440,200
	Shearer’s Foods LLC
72,838,000	9.000%, 11/01/2019[1]	77,572,470
	Simmons Foods, Inc.
49,000,000	7.875%, 10/01/2021[1]	45,386,250
		185,398,920
Health Care Equipment & Supplies: 2.7%
	Alere, Inc.
154,272,000	8.625%, 10/01/2018	157,598,104

Health Care Providers & Services: 3.4%
	CHS/Community
	Health Systems, Inc.
140,090,000	8.000%, 11/15/2019	146,131,382
	Hanger, Inc.
56,519,000	7.125%, 11/15/2018	54,187,591
		200,318,973
Hotels, Restaurants & Leisure: 1.6%
	Carrols Restaurant Group, Inc.
24,750,000	8.000%, 05/01/2022	26,173,125
	Peninsula Gaming Corp.
15,856,000	8.375%, 02/15/2018[1]	16,470,420
	Ruby Tuesday, Inc.
51,279,000	7.625%, 05/15/2020	51,022,605
		93,666,150
Household Durables: 1.2%
	Century Intermediate Holding Co.
68,067,000	9.750% Cash or 10.500%
	PIK, 02/15/2019[1]	70,194,094

Household Products: 0.2%
	Sun Products Corp.
12,081,000	7.750%, 03/15/2021[1]	10,359,458

Independent Power & Renewable
Electricity Producers: 1.4%
	NRG Energy, Inc.
81,910,000	8.250%, 09/01/2020	84,531,120

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2015 (Unaudited)

Principal
Amount		Value
IT Services: 0.5%
	Unisys Corp.
$26,207,000	6.250%, 08/15/2017	$26,894,934

Leisure Products: 1.0%
	Smith & Wesson Holding Corp.
55,000,000	5.000%, 07/15/2018[1]	56,100,000

Machinery: 1.6%
	Navistar International Corp.
61,525,000	8.250%, 11/01/2021	49,604,531
	Waterjet Holdings, Inc.
41,860,000	7.625%, 02/01/2020[1]	42,069,300
		91,673,831
Media: 2.1%
	Lions Gate Entertainment Corp.
19,500,000	5.250%, 08/01/2018	20,133,750
	MDC Partners, Inc.
69,490,000	6.750%, 04/01/2020[1]	68,881,963
	NAI Entertainment Holdings
34,908,000	5.000%, 08/01/2018[1]	35,257,080
		124,272,793
Metals & Mining: 7.7%
	A.M. Castle & Co.
63,638,000	12.750%, 12/15/2016	53,774,110
	Coeur Mining, Inc.
72,500,000	7.875%, 02/01/2021	43,862,500
	Edgen Murray Corp.
190,257,000	8.750%, 11/01/2020[1]	202,385,884
	Hecla Mining Co.
40,625,000	6.875%, 05/01/2021	32,906,250
	Horsehead Holding Corp.
9,500,000	9.000%, 06/01/2017[1]	8,977,500
18,000,000	10.500%, 06/01/2017[1]	18,292,500
74,350,000	10.500%, 06/01/2017[1]	75,558,187
10,000,000	10.500%, 06/01/2017[1]	10,162,500
		445,919,431
Multiline Retail: 0.5%
	Bon-Ton Department Stores, Inc.
12,804,000	10.625%, 07/15/2017	12,483,900
30,409,000	8.000%, 06/15/2021	18,169,377
		30,653,277
Oil, Gas & Consumable Fuels: 4.8%
	Calumet Specialty
	Products Partners L.P.
2,640,000	6.500%, 04/15/2021	2,389,200
9,126,000	7.625%, 01/15/2022	8,532,810
46,500,000	7.750%, 04/15/2023[1]	42,925,080
	Genesis Energy L.P. /
	Genesis Energy Finance Corp.
28,500,000	6.750%, 08/01/2022	26,889,750
	Global Partners /
	GLP Finance Corp.
43,976,000	6.250%, 07/15/2022	38,918,760
19,750,000	7.000%, 06/15/2023[1]	18,515,625
	NGL Energy Partners L.P.
24,250,000	6.875%, 10/15/2021	22,916,250
	Targa Resources Partners L.P.
49,000,000	5.000%, 01/15/2018[1]	46,917,500
	Ultra Resources, Inc.
34,500,000	7.310%, 03/01/2016[2]	33,213,668
24,500,000	5.920%, 03/01/2018[2]	19,085,059
	Vanguard Natural Resources LLC
28,816,000	7.875%, 04/01/2020	17,649,800
		277,953,502
Paper & Forest Products: 0.7%
	Resolute Forest Products, Inc.
54,576,000	5.875%, 05/15/2023	40,932,000

Pharmaceuticals: 1.9%
	VPII Escrow Corp.
108,070,000	6.750%, 08/15/2018[1]	110,163,856

Road & Rail: 1.6%
	Hertz Corp.
93,792,000	7.500%, 10/15/2018	95,246,714

Semiconductors & Semiconductor Equipment: 0.9%
	Global A&T Electronics Ltd.
65,000,000	10.000%, 02/01/2019[1]	51,187,500
2,500,000	10.000%, 02/01/2019[1]	1,968,750
		53,156,250
Specialty Retail: 0.7%
	Caleres, Inc.
38,000,000	6.250%, 08/15/2023[1]	38,285,000

Thrifts & Mortgage Finance: 0.8%
	Nationstar Mortgage Holdings, Inc.
47,791,000	9.625%, 05/01/2019	49,403,946

Tobacco: 1.0%
	Alliance One International, Inc.
70,500,000	9.875%, 07/15/2021	60,541,875

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2015 (Unaudited)

Principal
Amount		Value
Wireless Telecommunication Services: 0.7%
	T-Mobile USA, Inc.
$40,514,000	6.464%, 04/28/2019	$41,324,280

Total Corporate Bonds
(Cost $4,987,451,239)		4,698,201,408

Convertible Bonds: 1.5%

Air Freight & Logistics: 0.1%
	XPO Logistics, Inc.
2,720,000	4.500%, 10/01/2017	4,068,100

Health Care Equipment & Supplies: 0.6%
	Teleflex, Inc.
18,150,000	3.875%, 08/01/2017	36,799,124

Machinery: 0.5%
	Navistar International Corp.
42,210,000	4.500%, 10/15/2018	31,103,494

Metals & Mining: 0.1%
	A.M. Castle & Co.
6,700,000	7.000%, 12/15/2017	3,525,875

Semiconductors & Semiconductor Equipment: 0.2%
	NVIDIA Corp.
11,200,000	1.000%, 12/01/2018	14,791,000

Total Convertible Bonds
(Cost $80,443,150)		90,287,593

Total Bonds
(Cost $5,067,894,389)		4,788,489,001

Short-Term Investments: 15.4%

896,493,076	Federated U.S. Treasury
	Cash Reserves, 0.000%[3]	896,493,076
Total Short-Term Investments
(Cost $896,493,076)		896,493,076
Total Investments in Securities: 98.3%
(Cost $6,003,387,465)		5,725,163,777
Other Assets in Excess of Liabilities: 1.7%		96,234,624
Total Net Assets: 100.0%		$5,821,398,401

PIK – Payment-in-kind - represents the security may pay interest in additional par.
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At September 30, 2015, the value of these securities amounted to $2,503,000,344, or 43.0% of net assets.

[2]	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security. (See Note 2A).
[3]	Annualized seven-day yield as of September 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the “Fund”) generated a total return of -9.45% for the six-month period ending September 30, 2015, trailing its blended benchmark, composed of 60% S&P 500 Index (the “S&P 500”) and 40% Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned -3.87% over the same period. (Please see standardized performance in the table following this review.) The Fund also trailed a blended benchmark composed of 60% S&P 500 and 40% Barclays U.S. Universal Bond Index (the “BC Univ”), which returned -3.98% over the same period.

Market Review

During the first fiscal quarter ending June 30th, the equity market, as measured by the S&P 500, managed to eke out a small positive return. The second fiscal quarter ending September 30th was markedly different as investor concerns over the strength of the global economy drove a “risk-off” trade that looked like a mini panic. The S&P 500 dropped by 6.44% with most other equity indices falling even more.

During the first fiscal quarter the BC Agg fell 1.68%. The possible exit of Greece from the euro, continued speculation about the timing of interest rate increases by the Federal Reserve (the “Fed”) and the general liquidity of the bond market in the face of rising rates all contributed to investor unease. In spite of generally positive news in the U.S., investor pessimism seemed to build rapidly during the second fiscal quarter. The slowdown in China’s economy coupled with the Fed’s postponing of an interest rate increase left investors worried about the long-term prospects of the U.S. economy. This led investment grade bonds to rally and credit sensitive bonds to sell off.

Portfolio Review

The Fund’s average allocation over the six months ending September 30, 2015 was 61% in equities, 34% in fixed income and 5% in cash. Our equity exposure started the period at 63% and decreased over the next two quarters. In particular, we raised cash in the second fiscal quarter from the sale of some fully valued stocks and several that were struggling to execute. Consequently, as of September 30th, equities stood at 53%, which is lower compared to what we regard as the long-term neutral allocation of 60%. With excess cash, the Fund should be positioned to take advantage of opportunities that may arise due to continued market volatility.

Equities

The six-month period was challenging for the Fund’s equity portfolio, which posted disappointing performance on both an absolute basis and relative to the S&P 500 over these two quarters. The difficult results were concentrated in three particular months: in June, a number of our holdings with attractive dividends and dividend growth traded off in response to investor anticipation of Fed rate hikes later this year. Then came August and September, during which the Fund’s equity performance reflected selling pressure that originated in China, then spread across the rest of the emerging markets and ultimately to the U.S. Our energy infrastructure stocks were hit especially hard even though most of them enjoy steady long-term contracted cash flows that make them look more like utilities to us than commodity companies. Consequently, Energy was the equity portfolio’s worst performing sector during the second fiscal quarter and the largest detractor from its absolute performance during the same period as well as over the entire six-month span. In general, the second fiscal quarter has proven to be difficult for our equities in recent years. The market correction in these years has disproportionately hit the smaller, less liquid names in the Fund. On the positive side, our stock picks in Information Technology fared well. In fact, our equity investments in this sector generated solid performance during a period when the S&P 500 posted negative returns in every single sector.

Fixed Income

During the six-month period, the Fund’s fixed income holdings trailed the BC Univ. Our duration management and issue selection added value versus this index; however, even combined, they did not quite offset the detraction from relative returns caused by our sector allocation. The high yield sector was the worst performing within the BC Univ, falling almost 5%. Consequently, the Fund’s significant overweight in high yield detracted notably from relative performance. Over the period, the Fund’s high yield weighting within fixed income as well as the overall portfolio averaged 98% and 34%, respectively, compared to only 6% in the BC Univ. Another detractor was the Fund’s lack of exposure to the investment

Strategic Investment Fund | Portfolio Managers’ Review

grade sector, which in addition to being the BC Univ’s largest, outperformed this index overall. During the period, shorter term Treasury yields generally declined while longer term yields generally ended the period higher. Since bond prices typically rise when yields fall and vice versa, the Fund’s shorter duration positioning was a contributor to relative performance. Also helping relative returns was our issue selection, with the Fund’s high yield securities as a whole outperforming the BC Univ’s high yield constituents by approximately four percentage points.

Outlook & Portfolio Positioning

Although the global equity markets were roiled in August and September by escalating uncertainty around China’s economy and its impact on the rest of the world, our outlook for the U.S. is largely unchanged. We continue to believe that 1) the economic recovery in the U.S. is alive and well, 2) the slowdown in China will not translate into a global recession or financial contagion and 3) our companies should continue to deliver a combination of attractive growth and meaningful free cash flow. If we are correct, then our stocks should be able to rebound from the malaise that took hold over the past several months.

It is important to keep in mind that our equity strategy is likely to underperform the S&P 500 when the market gets very focused, as it has been recently, on a specific set of glamorous large-cap stocks. We have seen this movie before, in which investors pay ever-higher multiples for a handful of growth darlings, and it doesn’t end well. By way of contrast, we tend to collect overlooked, misunderstood growth stocks masquerading as value stocks and small-to-medium sized companies that can grow larger. This has historically proven to be rewarding over the long term, but it does take time – especially in a panicky market like we have seen recently.

We also have a strong hunch that the ongoing migration of investor dollars into passive, cap-weighted index funds may be responsible for creating what appears to be a growing performance wedge between momentum stocks and value stocks. Passive dollars operate like a big herd, creating their own momentum by allocating ever more money to the most successful stocks in their chosen indices. As passive herds grow in scale, they exacerbate demand for a select group of stocks based on index weighting rather than merit, driving such stocks higher, which in turn creates even more demand as the herd is compelled to buy more in order to keep pace with the index. This self-reinforcing “momentum” has driven a handful of very successful companies to valuations we think will prove unsustainable when the next bear market arrives. We don’t know when that day of reckoning will come for overvalued stocks, but when it does those of us positioned in more attractively valued equities may fare far better.

We continue to have a generally positive outlook for equities. We expect our current equity holdings to deliver attractive earnings and cash flow growth. Many of them should also continue to return free cash flow to investors in the form of rising dividends and share repurchase programs. We will continue to trim any that reach full value and look to recycle such capital into new, more attractively valued and promising equities. As ever, we remain focused on finding companies that are less loved by the market but that have identifiable catalysts for growth. While this approach can result in performance that lags the mainstream large cap indices during certain periods, we believe it better serves our investors over the long term. On the fixed income side, as always we are managing the portfolio based on where we see the most attractive risk/reward opportunities. We believe that the Fund’s current shorter dated, high yield positioning should serve investors well.

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

The Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Investment Fund | Fund Overview (Unaudited)

Six Month and Average Annual Total Returns
Periods Ended September 30, 2015

					Since Inception
	Six Months	1 Yr.	3 Yr.	5 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	-9.45%	-5.67%	7.73%	9.05%	9.79%
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	-3.87	0.95	8.14	9.33	10.31
Expense Ratio as of 3/31/2015: 1.13%1
1  As of the most recent Prospectus dated June 30, 2015.

The performance data quoted above represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2015)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset/Sector Allocation

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	2.9%
Google, Inc. – Class A & Class C	2.5
Charter Communications, Inc. – Class A	2.4
American Water Works Co., Inc.	2.2
Crown Holdings, Inc.	2.1
Owens-Illinois, Inc.	2.0
Diageo Plc	2.0
Allergan Plc	1.9
Air Lease Corp.	1.8
Novartis AG	1.8
Total	21.6%

Top Ten Debt Holdings
Rite Aid Corp., 9.250%	0.9%
Edgen Murray Corp., 8.750%	0.9
Goodyear Tire & Rubber Co., 8.250%	0.9
Pittsburgh Glass Works LLC, 8.000%	0.9
US Foods, Inc., 8.500%	0.8
Transfield Services Ltd., 8.375%	0.8
Century Intermediate Holding Co., 9.750%	0.8
Oppenheimer Holdings, Inc., 8.750%	0.8
T-Mobile USA, Inc., 6.464%	0.8
Hertz Corp., 7.500%	0.8
Total	8.4%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at September 30, 2015 (Unaudited)

Shares		Value
Common Stocks: 43.2%

Aerospace & Defense: 1.9%
23,520	Boeing Co.	$3,079,944
68,650	Triumph Group, Inc.	2,888,792
		5,968,736
Beverages: 2.0%
57,225	Diageo Plc – ADR	6,168,283

Consumer Finance: 1.6%
65,600	American Express Co.	4,862,928

Containers & Packaging: 4.1%
136,955	Crown Holdings, Inc. [1]	6,265,691
301,430	Owens-Illinois, Inc.[1]	6,245,630
		12,511,321
Health Care Equipment & Supplies: 1.1%
27,500	Teleflex, Inc.	3,415,775

Household Durables: 1.7%
389,010	TRI Pointe Homes, Inc.[1]	5,092,141

Independent Power & Renewable
Electricity Producers: 1.1%
148,565	NRG Yield, Inc. – Class A	1,656,500
148,565	NRG Yield, Inc. – Class C	1,724,839
		3,381,339
Industrial Conglomerates: 1.0%
126,845	General Electric Co.	3,199,031

Insurance: 1.7%
11,311	Alleghany Corp.[1]	5,294,792

Internet & Catalog Retail: 1.2%
136,520	Liberty Interactive Corp. – Class A1	3,580,920

Internet Software & Services: 3.8%
159,410	eBay, Inc.[1]	3,895,980
4,540	Google, Inc. – Class A [1]	2,898,200
7,706	Google, Inc. – Class C1	4,688,485
		11,482,665
Media: 3.7%
41,810	Charter Communications,
	Inc. – Class A1	7,352,288
120,259	Cinemark Holdings, Inc.	3,907,215
		11,259,503
Oil, Gas & Consumable Fuels: 1.5%
71,710	Occidental Petroleum Corp.	4,743,616

Pharmaceuticals: 10.8%
21,555	Allergan Plc[1]	5,858,865
33,905	Bayer AG – ADR	4,341,196
93,620	GlaxoSmithKline Plc – ADR	3,599,689
50,935	Johnson & Johnson	4,754,782
58,765	Novartis AG – ADR	5,401,679
50,084	Valeant Pharmaceuticals
	International, Inc.[1]	8,933,984
		32,890,195
Specialty Retail: 1.7%
113,900	Cabela’s, Inc.[1]	5,193,840

Thrifts & Mortgage Finance: 0.3%
117,940	Stonegate Mortgage Corp.[1,2,3]	838,553

Trading Companies & Distributors: 1.8%
176,615	Air Lease Corp.	5,460,936

Water Utilities: 2.2%
119,660	American Water Works Co., Inc.	6,590,873

Total Common Stocks
(Cost $116,876,443)		131,935,447

Convertible Preferred Stocks: 0.3%

Machinery: 0.3%
10,000	Blue Bird Corp., 7.625%[4]	1,030,300

Total Convertible Preferred Stocks
(Cost $1,000,000)		1,030,300

Partnerships & Trusts: 4.8%

Oil, Gas & Consumable Fuels: 4.8%
225,280	Cone Midstream Partners L.P.[2,3]	2,237,030
188,015	Enterprise Products Partners L.P.	4,681,573
72,970	Magellan Midstream Partners L.P.	4,386,227
164,980	VTTI Energy Partners L.P.[2,3]	3,228,659
		14,533,489
Total Partnerships & Trusts
(Cost $16,950,341)		14,533,489

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2015 (Unaudited)

Shares		Value
Real Estate Investment Trusts: 4.9%

68,615	Digital Realty Trust, Inc.	$4,481,932
81,375	EPR Properties	4,196,509
191,760	New Residential Investment Corp.	2,512,056
356,137	New Senior Investment Group, Inc.	3,725,193
		14,915,690
Total Real Estate Investment Trusts
(Cost $17,088,375)		14,915,690

Principal
Amount
Bonds: 36.4%
Corporate Bonds: 36.2%

Aerospace & Defense: 1.4%
	ADS Tactical, Inc.
$2,000,000	11.000%, 04/01/2018[4]	2,055,000
	Bombardier, Inc.
2,000,000	5.500%, 09/15/2018[4]	1,740,000
	Kratos Defense &
	Security Solutions, Inc.
717,000	7.000%, 05/15/2019	584,355
		4,379,355
Air Freight & Logistics: 0.8%
	XPO Logistics, Inc.
2,500,000	7.875%, 09/01/2019[4]	2,446,875

Auto Components: 0.9%
	Goodyear Tire & Rubber Co.
2,500,000	8.250%, 08/15/2020	2,612,500

Beverages: 0.7%
	Beverages & More, Inc.
1,000,000	10.000%, 11/15/2018[4]	963,750
	Cott Beverages, Inc.
1,000,000	6.750%, 01/01/2020	1,030,000
		1,993,750
Building Products: 0.5%
	Cleaver-Brooks, Inc.
1,275,000	8.750%, 12/15/2019[4]	1,211,250
225,000	9.750%, 12/31/2019 [4,5]	206,152
		1,417,402
Capital Markets: 0.8%
	Oppenheimer Holdings, Inc.
2,500,000	8.750%, 04/15/2018	2,568,750

Chemicals: 1.0%
	Consolidated Energy Finance SA
1,500,000	6.750%, 10/15/2019[4]	1,425,000
	HIG BBC Intermediate Holdings LLC
750,000	10.500% Cash or 11.250%
	PIK, 09/15/2018[4]	736,875
	LSB Industries, Inc.
1,000,000	7.750%, 08/01/2019	953,750
		3,115,625
Commercial Services & Supplies: 2.2%
	GFL Environmental Corp.
2,000,000	7.875%, 04/01/2020[4]	2,057,500
	R.R. Donnelley & Sons Co.
750,000	8.250%, 03/15/2019	819,375
250,000	8.875%, 04/15/2021	263,125
1,000,000	7.000%, 02/15/2022	973,750
	Transfield Services Ltd.
2,500,000	8.375%, 05/15/2020[4]	2,584,375
		6,698,125
Construction & Engineering: 0.3%
	Michael Baker International LLC
1,000,000	8.250% Cash or 9.625%
	PIK, 10/15/2018[4]	955,000

Construction Materials: 1.2%
	Associated Asphalt Partners LLC
1,611,000	8.500%, 02/15/2018[4]	1,586,835
	Rain CII Carbon LLC
2,500,000	8.000%, 12/01/2018[4]	2,068,750
		3,655,585
Consumer Finance: 0.6%
	Ally Financial, Inc.
500,000	3.500%, 07/18/2016	502,510
	Enova International, Inc.
1,500,000	9.750%, 06/01/2021	1,222,500
		1,725,010
Containers & Packaging: 0.3%
	Ardagh Packaging Finance Plc
1,000,000	6.250%, 01/31/2019[4]	1,000,000

Distributors: 0.9%
	Pittsburgh Glass Works LLC
2,500,000	8.000%, 11/15/2018[4]	2,600,000

Diversified Consumer Services: 0.8%
	Outerwall, Inc.
1,520,000	6.000%, 03/15/2019	1,520,000

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2015 (Unaudited)

Principal
Amount		Value
Diversified Consumer Services: 0.8% (Continued)
	Regis Corp.
$1,000,000	5.750%, 12/05/2017[4]	$1,015,000
		2,535,000
Diversified Financial Services: 0.4%
	Icahn Enterprises L.P.
750,000	3.500%, 03/15/2017	754,215
	Intrepid Aviation Group Holdings LLC
250,000	8.250%, 07/15/2017[4]	248,750
200,000	6.875%, 02/15/2019[4]	181,000
		1,183,965
Electrical Equipment: 0.6%
	Power Solutions International, Inc.
2,000,000	5.500%, 05/01/2018[4]	1,877,140

Electronic Equipment, Instruments
& Components: 0.5%
	KEMET Corp.
1,650,000	10.500%, 05/01/2018	1,530,375

Food & Staples Retailing: 3.6%
	BI-LO LLC
2,000,000	8.625% Cash or 9.375%
	PIK, 09/15/2018[4]	1,810,000
	KeHE Distributors LLC
1,000,000	7.625%, 08/15/2021[4]	1,052,500
	Rite Aid Corp.
2,500,000	9.250%, 03/15/2020	2,662,500
	Roundy’s Supermarkets, Inc.
600,000	10.250%, 12/15/2020[4]	409,500
	Tops Holding II Corp.
595,000	8.750%, 06/15/2018	586,075
	Tops Holding/Markets II
2,000,000	8.000%, 06/15/2022[4]	2,010,000
	US Foods, Inc.
2,500,000	8.500%, 06/30/2019	2,593,750
		11,124,325
Food Products: 1.3%
	Hearthside Group Holdings LLC
985,000	6.500%, 05/01/2022[4]	916,050
	Shearer’s Foods LLC
1,500,000	9.000%, 11/01/2019[4]	1,597,500
	Simmons Foods, Inc.
1,500,000	7.875%, 10/01/2021[4]	1,389,375
		3,902,925
Health Care Equipment & Supplies: 0.5%
	Alere, Inc.
1,500,000	8.625%, 10/01/2018	1,532,340

Health Care Providers & Services: 1.3%
	CHS/Community Health Systems, Inc.
2,000,000	8.000%, 11/15/2019	2,086,250
	Hanger, Inc.
2,000,000	7.125%, 11/15/2018	1,917,500
		4,003,750
Hotels, Restaurants & Leisure: 1.3%
	Boyd Gaming Corp.
1,690,000	9.000%, 07/01/2020	1,804,413
	Carrols Restaurant Group, Inc.
1,250,000	8.000%, 05/01/2022	1,321,875
	Ruby Tuesday, Inc.
900,000	7.625%, 05/15/2020	895,500
		4,021,788
Household Durables: 0.8%
	Century Intermediate Holding Co.
2,500,000	9.750% Cash or 10.500%
	PIK, 02/15/2019[4]	2,578,125

Independent Power & Renewable
Electricity Producers: 0.7%
	NRG Energy, Inc.
2,000,000	8.250%, 09/01/2020	2,064,000

IT Services: 0.2%
	Unisys Corp.
500,000	6.250%, 08/15/2017	513,125

Leisure Products: 0.3%
	Smith & Wesson Holding Corp.
1,000,000	5.000%, 07/15/2018[4]	1,020,000

Machinery: 0.6%
	Navistar International Corp.
1,000,000	8.250%, 11/01/2021	806,250
	Waterjet Holdings, Inc.
1,065,000	7.625%, 02/01/2020[4]	1,070,325
		1,876,575
Media: 1.3%
	Lions Gate Entertainment Corp.
500,000	5.250%, 08/01/2018	516,250
	MDC Partners, Inc.
2,500,000	6.750%, 04/01/2020[4]	2,478,125

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2015 (Unaudited)

Principal
Amount		Value
Media: 1.3% (Continued)
	NAI Entertainment Holdings
$1,000,000	5.000%, 08/01/2018[4]	$1,010,000
		4,004,375
Metals & Mining: 2.1%
	Coeur Mining, Inc.
1,000,000	7.875%, 02/01/2021	605,000
	Edgen Murray Corp.
2,500,000	8.750%, 11/01/2020[4]	2,659,375
	Hecla Mining Co.
1,475,000	6.875%, 05/01/2021	1,194,750
	Horsehead Holding Corp.
500,000	9.000%, 06/01/2017[4]	472,500
1,500,000	10.500%, 06/01/2017[4]	1,524,375
		6,456,000
Multiline Retail: 0.4%
	Bon-Ton Department Stores, Inc.
800,000	10.625%, 07/15/2017	780,000
500,000	8.000%, 06/15/2021	298,750
		1,078,750
Oil, Gas & Consumable Fuels: 2.8%
	Calumet Specialty
	Products Partners L.P.
100,000	6.500%, 04/15/2021	90,500
750,000	7.625%, 01/15/2022	701,250
1,000,000	7.750%, 04/15/2023[4]	923,120
	Genesis Energy L.P. /
	Genesis Energy Finance Corp.
1,500,000	6.750%, 08/01/2022	1,415,250
	Global Partners / GLP Finance Corp.
1,750,000	6.250%, 07/15/2022	1,548,750
250,000	7.000%, 06/15/2023[4]	234,375
	NGL Energy Partners L.P.
750,000	6.875%, 10/15/2021	708,750
	Targa Resources Partners L.P.
1,000,000	5.000%, 01/15/2018[4]	957,500
	Ultra Resources, Inc.
500,000	7.310%, 03/01/2016[5]	481,357
500,000	5.920%, 03/01/2018[5]	389,491
	Vanguard Natural Resources LLC
2,000,000	7.875%, 04/01/2020	1,225,000
		8,675,343
Paper & Forest Products: 0.5%
	Resolute Forest Products, Inc.
2,000,000	5.875%, 05/15/2023	1,500,000

Pharmaceuticals: 0.7%
	VPII Escrow Corp.
2,000,000	6.750%, 08/15/2018[4]	2,038,750

Road & Rail: 0.8%
	Hertz Corp.
2,500,000	7.500%, 10/15/2018	2,538,775

Semiconductors & Semiconductor Equipment: 0.5%
	Global A&T Electronics Ltd.
1,500,000	10.000%, 02/01/2019[4]	1,181,250
500,000	10.000%, 02/01/2019[4]	393,750
		1,575,000
Specialty Retail: 0.7%
	Caleres, Inc.
2,000,000	6.250%, 08/15/2023[4]	2,015,000

Thrifts & Mortgage Finance: 0.7%
	Nationstar Mortgage Holdings, Inc.
2,000,000	9.625%, 05/01/2019	2,067,500

Tobacco: 0.4%
	Alliance One International, Inc.
1,500,000	9.875%, 07/15/2021	1,288,125

Wireless Telecommunication Services: 0.8%
	T-Mobile USA, Inc.
2,500,000	6.464%, 04/28/2019	2,550,000

Total Corporate Bonds
(Cost $116,133,445)		110,719,028

Convertible Bonds: 0.2%

Machinery: 0.0%[6]
	Navistar International Corp.
150,000	4.500%, 10/15/2018	110,531

Metals & Mining: 0.1%
	A.M. Castle & Co.
500,000	7.000%, 12/15/2017	263,125

Semiconductors & Semiconductor Equipment: 0.1%
	NVIDIA Corp.
200,000	1.000%, 12/01/2018	264,125

Total Convertible Bonds
(Cost $840,309)		637,781

Total Bonds
(Cost $116,973,754)		111,356,809

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2015 (Unaudited)

Shares	Value
Short-Term Investments: 9.5%

28,952,567	Federated U.S. Treasury
Cash Reserves, 0.000%[7]	$28,952,567
Total Short-Term Investments
(Cost $28,952,567)	28,952,567
Total Investments in Securities: 99.1%
(Cost $297,841,480)	302,724,302
Other Assets in Excess of Liabilities: 0.9%	2,872,099
Total Net Assets: 100.0%	$305,596,401

ADR – American Depositary Receipt
NYRS – New York Registry Shares
PIK – Payment-in-kind – represents the security may pay interest in additional par.
[1]	Non-income producing security.
[2]	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
[3]	All or a portion of this security is considered illiquid. As of September 30, 2015, the total market value of illiquid securities was $6,304,242 or 2.1% of net assets.
[4]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At September 30, 2015, the value of these securities amounted to $57,731,047, or 18.9% of net assets.

[5]	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security. (See Note 2A).
[6]	Less than 0.05%.
[7]	Annualized seven-day yield as of September 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Institutional Equity Fund (the “Fund”) generated a total return of -13.75% for the six-month period ending September 30, 2015, trailing its benchmark, the S&P 500 Index (the “S&P 500”), which returned -6.18% over the same period. (Please see standardized performance in the table following this review.)

Market Review

During the first fiscal quarter ending June 30th, the market, as measured by the S&P 500, managed to eke out a small positive return. The second fiscal quarter ending September 30th was markedly different as investor concerns over the strength of the global economy drove a “risk-off” trade that looked like a mini panic. The S&P 500 dropped by 6.44% with most other equity indices falling even more.

Portfolio Review

The six-month period ending September 30, 2015 was challenging for the Fund, which posted disappointing performance on both an absolute basis and relative to the benchmark over these two quarters. The difficult results were concentrated in three particular months: in June, a number of our holdings with attractive dividends and dividend growth traded off in response to investor anticipation of Federal Reserve rate hikes later this year. Then came August and September, during which the Fund’s performance reflected selling pressure that originated in China, then spread across the rest of the emerging markets and ultimately to the U.S. Our energy infrastructure stocks were hit especially hard even though most of them enjoy steady long-term contracted cash flows that make them look more like utilities to us than commodity companies. Consequently, Energy was the Fund’s worst performing sector and the largest detractor from absolute performance during the second fiscal quarter as well as the entire six-month period. In general, the second fiscal quarter has proven to be difficult for the Fund in recent years. The market correction in these years has disproportionately hit the smaller, less liquid holdings in the Fund. On the positive side, our stock picks in Information Technology fared well. In fact, our investments in this sector generated solid performance during a period when the benchmark posted negative returns in every single sector.

Outlook & Portfolio Positioning

Although the global markets were roiled in August and September by escalating uncertainty around China’s economy and its impact on the rest of the world, our outlook for the U.S. is largely unchanged. We continue to believe that 1) the economic recovery in the U.S. is alive and well, 2) the slowdown in China will not translate into a global recession or financial contagion and 3) our companies should continue to deliver a combination of attractive growth and meaningful free cash flow. If we are correct, then our stocks should be able to rebound from the malaise that took hold over the past several months.

It is important to keep in mind that our strategy is likely to underperform the S&P 500 when the market gets very focused, as it has been recently, on a specific set of glamorous large-cap stocks. We have seen this movie before, in which investors pay ever-higher multiples for a handful of growth darlings, and it doesn’t end well. By way of contrast, we tend to collect overlooked, misunderstood growth stocks masquerading as value stocks and small-to-medium sized companies that can grow larger. This has historically proven to be rewarding over the long term, but it does take time – especially in a panicky market like we have seen recently.

We also have a strong hunch that the ongoing migration of investor dollars into passive, cap-weighted index funds may be responsible for creating what appears to be a growing performance wedge between momentum stocks and value stocks. Passive dollars operate like a big herd, creating their own momentum by allocating ever more money to the most successful stocks in their chosen indices. As passive herds grow in scale, they exacerbate demand for a select group of stocks based on index weighting rather than merit, driving such stocks higher, which in turn creates even more demand as the herd is compelled to buy more in order to keep pace with the index. This self-reinforcing “momentum” has driven a handful of very successful companies to valuations we think will prove unsustainable when the next bear market arrives. We don’t know when that day of reckoning will come for overvalued stocks, but when it does those of us positioned in more attractively valued equities may fare far better.

Institutional Equity Fund | Portfolio Managers’ Review

In the meantime, we expect our current holdings to deliver attractive earnings and cash flow growth. Many of them should also continue to return free cash flow to investors in the form of rising dividends and share repurchase programs. We will continue to trim any that reach full value and look to recycle such capital into new, more attractively valued and promising equities. We did raise cash in the third quarter from the sale of some fully valued names and the sale of a couple of holdings that are struggling to execute. As a result, the Fund should be positioned to take advantage of opportunities that may arise through continued market volatility. As ever, we remain focused on finding companies that are less loved by the market but that have identifiable catalysts for growth. While this approach can result in performance that lags the mainstream large cap indices during certain periods, we believe it better serves our investors over the long term.

The Osterweis Institutional Equity Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Institutional Equity Fund | Fund Overview (Unaudited)

Six Month and Average Annual Total Returns
Periods Ended September 30, 2015

				Since Inception
	Six Months	1 Yr.	3 Yr.	(July 31, 2012)
Osterweis Institutional Equity Fund	-13.75%	-8.33%	9.16%	9.54%
S&P 500 Index	-6.18	-0.61	12.40	13.41
Expense Ratio as of 3/31/2015: 1.13%/1.00%1
1  As of the most recent Prospectus dated June 30, 2015.

The performance data quoted above represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $100K (Inception to 9/30/2015)

This chart illustrates the performance of a hypothetical $100,000 investment made on July 31, 2012 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	4.8%
Google, Inc. – Class A & Class C	4.8
American Water Works Co., Inc.	4.3
Allergan Plc	3.9
Charter Communications, Inc. – Class A	3.7
Diageo Plc	3.6
Johnson & Johnson	3.5
Air Lease Corp.	3.4
Alleghany Corp.	3.4
Novartis AG	3.3
Total	38.7%

Fund holdings are subject to change.

Institutional Equity Fund | Schedule of Investments at September 30, 2015 (Unaudited)

Shares		Value
Common Stocks: 79.4%

Aerospace & Defense: 3.6%
5,165	Boeing Co.	$676,357
14,315	Triumph Group, Inc.	602,375
		1,278,732
Beverages: 3.6%
12,015	Diageo Plc – ADR	1,295,097

Consumer Finance: 3.2%
15,635	American Express Co.	1,159,023

Containers & Packaging: 6.4%
24,165	Crown Holdings, Inc.[1]	1,105,549
56,635	Owens-Illinois, Inc.[1]	1,173,477
		2,279,026
Health Care Equipment & Supplies: 1.9%
5,365	Teleflex, Inc.	666,387

Household Durables: 2.8%
78,215	TRI Pointe Homes, Inc.[1]	1,023,834

Independent Power & Renewable
Electricity Producers: 1.6%
30,080	NRG Yield, Inc. – Class A	335,392
20,700	NRG Yield, Inc. – Class C	240,327
		575,719
Industrial Conglomerates: 2.4%
34,400	General Electric Co.	867,568

Insurance: 3.4%
2,570	Alleghany Corp.[1]	1,203,043

Internet & Catalog Retail: 3.2%
44,255	Liberty Interactive Corp. – Class A1	1,160,809

Internet Software & Services: 7.4%
37,930	eBay, Inc.[1]	927,009
380	Google, Inc. – Class A1	242,580
2,411	Google, Inc. – Class C1	1,466,901
		2,636,490
Media: 6.0%
7,440	Charter Communications,
	Inc. – Class A1	1,308,324
26,452	Cinemark Holdings, Inc.	859,425
		2,167,749
Oil, Gas & Consumable Fuels: 2.8%
15,200	Occidental Petroleum Corp.	1,005,480

Pharmaceuticals: 20.0%
5,135	Allergan Plc[1]	1,395,744
6,605	Bayer AG – ADR	845,704
18,890	GlaxoSmithKline Plc – ADR	726,321
13,580	Johnson & Johnson	1,267,693
13,045	Novartis AG – ADR	1,199,096
9,700	Valeant Pharmaceuticals
	International, Inc.[1]	1,730,286
		7,164,844
Specialty Retail: 2.9%
23,035	Cabela’s, Inc.[1]	1,050,396

Thrifts & Mortgage Finance: 0.5%
23,945	Stonegate Mortgage Corp.[1,2,3]	170,249

Trading Companies & Distributors: 3.4%
39,060	Air Lease Corp.	1,207,735

Water Utilities: 4.3%
27,980	American Water Works Co., Inc.	1,541,138

Total Common Stocks
(Cost $25,585,877)		28,453,319

Partnerships & Trusts: 8.0%

Oil, Gas & Consumable Fuels: 8.0%
49,385	Cone Midstream Partners L.P.[2,3]	490,393
37,165	Enterprise Products Partners L.P.	925,409
16,770	Magellan Midstream Partners L.P.	1,008,045
21,385	VTTI Energy Partners L.P.[2,3]	418,504
		2,842,351
Total Partnerships & Trusts
(Cost $3,310,265)		2,842,351

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Schedule of Investments at September 30, 2015 (Unaudited)

Shares		Value
Real Estate Investment Trusts: 7.8%

11,120	Digital Realty Trust, Inc.	$726,358
19,110	EPR Properties	985,503
25,365	New Residential Investment Corp.	332,281
72,736	New Senior Investment Group, Inc.	760,819
		2,804,961
Total Real Estate Investment Trusts
(Cost $3,404,806)		2,804,961

Short-Term Investments: 4.7%

1,693,191	Federated U.S. Treasury
	Cash Reserves, 0.000%[4]	1,693,191
Total Short-Term Investments
(Cost $1,693,191)		1,693,191
Total Investments in Securities: 99.9%
(Cost $33,994,139)		35,793,822
Other Assets in Excess of Liabilities: 0.1%		41,347
Total Net Assets: 100.0%		$35,835,169

ADR – American Depositary Receipt
NYRS – New York Registry Shares
[1]	Non-income producing security.
[2]	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
[3]	All or a portion of this security is considered illiquid. As of September 30, 2015, the total market value of illiquid securities was $1,079,146 or 3.0% of net assets.
[4]	Annualized seven-day yield as of September 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at September 30, 2015 (Unaudited)

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
ASSETS
Investments in unaffiliated securities, at value
(cost $639,498,759, $6,003,387,465, $286,574,634
and $31,952,536, respectively) (Note 2)	$818,945,555	$5,725,163,777	$296,420,060	$34,714,676
Investments in securities of affiliated issuers,
at value (cost $47,577,401, $—, $11,266,846 and
$2,041,603, respectively) (Note 6)	24,825,255	—	6,304,242	1,079,146
Total Investments in securities, at value
(cost $687,076,160, $6,003,387,465, $297,841,480
and $33,994,139, respectively)	843,770,810	5,725,163,777	302,724,302	35,793,822
Cash	—	3	8	—
Receivables:
Investment securities sold	2,311,227	1,627,629	517,536	233,926
Fund shares sold	946,635	7,032,134	69,882	55,000
Dividends and interest	1,294,320	113,596,700	2,919,114	59,516
Prepaid expenses	16,210	50,782	16,501	13,578
Total assets	848,339,202	5,847,471,025	306,247,343	36,155,842

LIABILITIES
Payables:
Investment securities purchased	2,127,676	9,260,608	279,350	275,218
Fund shares redeemed	493,291	12,184,969	64,014	—
Investment advisory fees, net	644,091	3,419,994	259,120	17,404
Administration fees	65,838	348,276	14,745	2,957
Custody fees	11,584	53,106	4,560	3,492
Fund accounting fees	26,425	121,213	13,891	5,808
Transfer agent fees	84,207	496,835	6,142	2,598
Trustee fees	5,109	20,528	2,466	1,671
Chief Compliance Officer fees	1,515	1,519	1,515	1,518
Other accrued expenses	32,514	165,576	5,139	10,007
Total liabilities	3,492,250	26,072,624	650,942	320,673

NET ASSETS	$844,846,952	$5,821,398,401	$305,596,401	$35,835,169

COMPUTATION OF NET ASSET VALUE
Net assets	$844,846,952	$5,821,398,401	$305,596,401	$35,835,169
Shares issued and outstanding (unlimited number of
shares authorized without par value)	27,665,660	528,009,064	21,997,754	3,053,812
Net asset value, offering and redemption price per share	$30.54	$11.03	$13.89	$11.73

COMPONENTS OF NET ASSETS
Paid-in capital	$516,369,185	$6,198,858,215	$291,787,110	$27,414,742
Undistributed net investment income	11,400,882	14,576,860	6,237,139	428,135
Accumulated net realized gain (loss) on investments	160,382,235	(113,812,986)	2,689,330	6,192,609
Net unrealized appreciation (depreciation) on investments	156,694,650	(278,223,688)	4,882,822	1,799,683
Net assets	$844,846,952	$5,821,398,401	$305,596,401	$35,835,169

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Six Months Ended September 30, 2015 (Unaudited)

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
INVESTMENT INCOME
Dividends from unaffiliated investments (net of $39,352, $0, $9,566
and $2,035, respectively, in foreign withholding taxes)	$6,532,715	$1,668,605	$1,485,412	$261,636
Dividends from affiliated investments	994,255	—	265,807	47,475
Interest	186	184,706,409	4,139,562	4
Total investment income	7,527,156	186,375,014	5,890,781	309,115

EXPENSES (Note 3)
Investment advisory fees	4,371,359	21,444,541	1,684,333	171,096
Administration fees	178,525	970,823	52,353	7,583
Transfer agent fees	311,714	1,766,587	30,941	11,603
Fund accounting fees	72,414	335,928	42,567	15,323
Custody fees	32,924	151,771	14,695	6,517
Registration fees	15,669	53,383	13,535	9,312
Reports to shareholders	28,866	172,489	4,863	989
Audit fees	13,489	13,483	12,226	10,978
Trustee fees	13,586	57,776	6,942	4,326
Miscellaneous expense	11,949	63,276	5,019	2,429
Chief Compliance Officer fees	4,490	4,494	4,490	4,493
Interest expense	—	—	—	239
Legal fees	2,157	2,329	2,327	2,327
Insurance expense	1,842	4,343	1,182	1,316
Total expenses	5,058,984	25,041,223	1,875,473	248,531
Fees waived by the Adviser	—	—	—	(46,542)
Net expenses	5,058,984	25,041,223	1,875,473	201,989
Net investment income	2,468,172	161,333,791	4,015,308	107,126

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on unaffiliated investments	121,293,496	(21,250,831)	1,980,812	1,195,286
Net realized loss on affiliated investments	(3,892,796)	—	(1,175,764)	(302,432)
Change in net unrealized depreciation on investments	(240,185,203)	(211,054,444)	(36,864,128)	(6,516,088)
Net realized and unrealized loss on investments	(122,784,503)	(232,305,275)	(36,059,080)	(5,623,234)
Net decrease in net assets resulting from operations	$(120,316,331)	$(70,971,484)	$(32,043,772)	$(5,516,108)

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2015	Year Ended
	(Unaudited)	March 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,468,172	$8,703,807
Net realized gain on unaffiliated investments and foreign currency	121,293,496	69,964,454
Net realized loss on affiliated investments	(3,892,796)	—
Change in net unrealized appreciation (depreciation) on investments	(240,185,203)	16,643,522
Net increase (decrease) in net assets resulting from operations	(120,316,331)	95,311,783

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(16,002,595)
From realized gains	—	(79,526,603)
Total distributions to shareholders	—	(95,529,198)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in
outstanding shares (a)	(213,003,668)	14,879,477
Total increase (decrease) in net assets	(333,319,999)	14,662,062

NET ASSETS
Beginning of period/year	1,178,166,951	1,163,504,889
End of period/year	$844,846,952	$1,178,166,951
Undistributed net investment income	$11,400,882	$8,932,710

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2015		Year Ended
	(Unaudited)		March 31, 2015
	Shares	Value	Shares	Value
Shares sold	1,373,109	$46,892,588	5,892,589	$208,711,932
Shares issued in reinvestment of distributions	—	—	2,453,977	79,238,883
Shares redeemed (b)	(7,468,531)	(259,896,256)	(7,746,180)	(273,071,338)
Net increase (decrease)	(6,095,422)	$(213,003,668)	600,386	$14,879,477

(b)	Net of redemption fees of $0 and $3,403, respectively. Prior to June 30, 2014 the Fund imposed a 2.00% redemption fee on shares redeemed within 30 days.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2015	Year Ended
	(Unaudited)	March 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$161,333,791	$365,289,523
Net realized loss on unaffiliated investments	(21,250,831)	(85,213,312)
Change in net unrealized depreciation on investments	(211,054,444)	(215,046,651)
Net increase (decrease) in net assets resulting from operations	(70,971,484)	65,029,560

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(163,501,675)	(365,732,330)
From realized gains	—	(9,551,934)
Total distributions to shareholders	(163,501,675)	(375,284,264)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)	25,662,048	(542,272,139)
Total decrease in net assets	(208,811,111)	(852,526,843)

NET ASSETS
Beginning of period/year	6,030,209,512	6,882,736,355
End of period/year	$5,821,398,401	$6,030,209,512
Undistributed net investment income	$14,576,860	$16,744,744

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2015		Year Ended
	(Unaudited)		March 31, 2015
	Shares	Value	Shares	Value
Shares sold	82,266,828	$945,620,005	204,080,987	$2,401,366,713
Shares issued in reinvestment of distributions	12,683,988	143,591,083	28,309,250	328,322,081
Shares redeemed (b)	(92,951,987)	(1,063,549,040)	(280,653,917)	(3,271,960,933)
Net increase (decrease)	1,998,829	$25,662,048	(48,263,680)	$(542,272,139)

(b)	Net of redemption fees of $0 and $49,203, respectively. Prior to June 30, 2014 the Fund imposed a 2.00% redemption fee on shares redeemed within 30 days.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2015	Year Ended
	(Unaudited)	March 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,015,308	$7,483,599
Net realized gain on unaffiliated investments and foreign currency	1,980,812	4,217,065
Net realized loss on affiliated investments	(1,175,764)	—
Change in net unrealized appreciation (depreciation) on investments	(36,864,128)	6,562,348
Net increase (decrease) in net assets resulting from operations	(32,043,772)	18,263,012

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(7,703,009)
From realized gains	—	(6,250,003)
Total distributions to shareholders	—	(13,953,012)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)	(1,679,973)	55,640,993
Total increase (decrease) in net assets	(33,723,745)	59,950,993

NET ASSETS
Beginning of period/year	339,320,146	279,369,153
End of period/year	$305,596,401	$339,320,146
Undistributed net investment income	$6,237,139	$2,221,831

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2015		Year Ended
	(Unaudited)		March 31, 2015
	Shares	Value	Shares	Value
Shares sold	1,277,850	$19,358,508	5,403,038	$82,805,641
Shares issued in reinvestment of distributions	—	—	916,278	13,231,055
Shares redeemed (b)	(1,405,490)	(21,038,481)	(2,629,486)	(40,395,703)
Net increase (decrease)	(127,640)	$(1,679,973)	3,689,830	$55,640,993

(b)	Net of redemption fees of $0 and $233, respectively. Prior to June 30, 2014 the Fund imposed a 2.00% redemption fee on shares redeemed within 30 days.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2015	Year Ended
	(Unaudited)	March 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$107,126	$518,204
Net realized gain on unaffiliated investments and foreign currency	1,195,286	7,135,451
Net realized loss on affiliated investments	(302,432)	(55,098)
Change in net unrealized depreciation on investments	(6,516,088)	(2,929,897)
Net increase (decrease) in net assets resulting from operations	(5,516,108)	4,668,660

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(620,275)
From realized gains	—	(3,445,959)
Total distributions to shareholders	—	(4,066,234)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(2,427,275)	(14,048,971)
Total decrease in net assets	(7,943,383)	(13,446,545)

NET ASSETS
Beginning of period/year	43,778,552	57,225,097
End of period/year	$35,835,169	$43,778,552
Undistributed net investment income	$428,135	$321,009

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2015		Year Ended
	(Unaudited)		March 31, 2015
	Shares	Value	Shares	Value
Shares sold	137,091	$1,674,900	972,000	$12,615,725
Shares issued in reinvestment of distributions	—	—	323,745	4,066,234
Shares redeemed	(302,561)	(4,102,175)	(2,235,735)	(30,730,930)
Net decrease	(165,470)	$(2,427,275)	(939,990)	$(14,048,971)

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2015	Year Ended March 31,
	(Unaudited)	2015	2014	2013	2012	2011

Net asset value, beginning of period/year	$34.90	$35.09	$32.08	$27.80	$28.48	$25.28

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.08	0.26	0.39	0.14	0.25	0.18
Net realized and unrealized
gain (loss) on investments	(4.44)	2.55	5.42	5.21	(0.63)	3.28
Total from investment operations	(4.36)	2.81	5.81	5.35	(0.38)	3.46

LESS DISTRIBUTIONS:
From net investment income	—	(0.50)	(0.26)	(0.62)	—	(0.26)
From net realized gain	—	(2.50)	(2.54)	(0.45)	(0.30)	—
Total distributions	—	(3.00)	(2.80)	(1.07)	(0.30)	(0.26)
Paid-in capital from redemption fees (Note 2)	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$30.54	$34.90	$35.09	$32.08	$27.80	$28.48
Total return	(12.52)%[3]	8.70%	18.55%	19.84%	(1.21)%	13.76%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$844.8	$1,178.2	$1,163.5	$930.1	$1,088.6	$1,482.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.01%[4]	0.98%	1.01%	1.03%	0.98%	0.99%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	0.49%[4]	0.74%	1.14%	0.50%	0.94%	0.69%
Portfolio turnover rate	8%[3]	29%	31%	24%	31%	39%

[1]	Calculated using the average shares outstanding method.
[2]	Amount is less than $0.005 per share.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2015	Year Ended March 31,
	(Unaudited)	2015	2014	2013	2012	2011

Net asset value, beginning of period/year	$11.46	$11.99	$11.86	$11.56	$11.80	$11.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.30	0.63	0.58	0.63	0.65	0.68
Net realized and unrealized
gain (loss) on investments	(0.42)	(0.50)	0.09	0.31	(0.11)	0.41
Total from investment operations	(0.12)	0.13	0.67	0.94	0.54	1.09

LESS DISTRIBUTIONS:
From net investment income	(0.31)	(0.64)	(0.53)	(0.64)	(0.67)	(0.62)
From net realized gain	—	(0.02)	(0.01)	—	(0.11)	(0.14)
Total distributions	(0.31)	(0.66)	(0.54)	(0.64)	(0.78)	(0.76)
Paid-in capital from redemption fees (Note 2)	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$11.03	$11.46	$11.99	$11.86	$11.56	$11.80
Total return	(1.12)%[3]	1.12%	5.78%	8.34%	4.75%	9.79%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$5,821.4	$6,030.2	$6,882.7	$3,256.6	$2,253.9	$1,743.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.82%[4]	0.82%	0.85%	0.91%	0.92%	0.96%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	5.27%[4]	5.38%	4.91%	5.43%	5.58%	5.85%
Portfolio turnover rate	17%[3]	58%	75%	82%	87%	115%

[1]	Calculated using the average shares outstanding method.
[2]	Amount is less than $0.005 per share.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Month					Period From
	Ended					August 31, 2010[1]
	September 30,					through
	2015	Year Ended March 31,				March 31,
	(Unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of
period/year	$15.34	$15.15	$13.45	$11.79	$11.65	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.18	0.38	0.40	0.29	0.27	0.11
Net realized and unrealized
gain (loss) on investments	(1.63)	0.53	1.78	1.76	0.10	1.67
Total from investment operations	(1.45)	0.91	2.18	2.05	0.37	1.78

LESS DISTRIBUTIONS:
From net investment income	—	(0.40)	(0.28)	(0.34)	(0.07)	(0.06)
From net realized gain	—	(0.32)	(0.20)	(0.05)	(0.16)	(0.07)
Total distributions	—	(0.72)	(0.48)	(0.39)	(0.23)	(0.13)
Paid-in capital from
redemption fees (Note 2)	—	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value,
end of period/year	$13.89	$15.34	$15.15	$13.45	$11.79	$11.65
Total return	(9.45)%[4]	6.30%	16.40%	17.65%	3.41%	17.90%[4]

RATIO/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$305.6	$339.3	$279.4	$176.3	$42.5	$30.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.11%[5]	1.13%	1.15%	1.29%	1.48%	1.79%[5]
After fees waived or recouped	1.11%[5]	1.13%	1.15%	1.34%	1.50%	1.50%[5]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	2.38%[5]	2.49%	2.76%	2.34%	2.38%	1.37%[5]
After fees waived or recouped	2.38%[5]	2.49%	2.76%	2.29%	2.36%	1.66%[5]
Portfolio turnover rate	21%[4]	43%	61%	129%	160%	134%[4]

[1]	Fund commenced operations on August 31, 2010.
[2]	Calculated using the average shares outstanding method.
[3]	Amount is less than $0.005 per share.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months			Period From
	Ended			July 31, 2012[1]
	September 30,			through
	2015	Year Ended March 31,		March 31,
	(Unaudited)	2015	2014	2013
Net asset value, beginning of period/year	$13.60	$13.76	$11.84	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.04	0.13	0.15	0.03
Net realized and unrealized gain (loss) on investments	(1.91)	0.98	2.19	1.82
Total from investment operations	(1.87)	1.11	2.34	1.85

LESS DISTRIBUTIONS:
From net investment income	—	(0.19)	(0.09)	(0.01)
From net realized gain	—	(1.08)	(0.33)	—
Total distributions	—	(1.27)	(0.42)	(0.01)
Paid-in capital from redemption fees (Note 2)	—	—	—	0.00 [3]
Net asset value, end of period/year	$11.73	$13.60	$13.76	$11.84
Total return	(13.75)%[4]	8.84%	19.93%	18.55%[4]

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$35.8	$43.8	$57.2	$42.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.23%[5]	1.13%	1.13%	1.26%[5]
After fees waived or recouped	1.00%[5]	1.00%	1.00%	1.00%[5]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	0.30%[5]	0.84%	1.05%	0.22%[5]
After fees waived or recouped	0.53%[5]	0.97%	1.18%	0.48%[5]
Portfolio turnover rate	21%[4]	41%	31%	20%[4]

[1]	Fund commenced operations on July 31, 2012.
[2]	Calculated using the average shares outstanding method.
[3]	Amount is less than $0.005 per share.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at September 30, 2015 (Unaudited)

Note 1 – Organization

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, and July 31, 2012, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Institutional Equity Fund is to attain long-term total returns, which it seeks by investing approximately 95% of its net assets in equity securities.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Osterweis Funds | Notes to Financial Statements at September 30, 2015 (Unaudited)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2015:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$575,133,416	$—	$—	$575,133,416
Partnerships & Trusts^	65,864,176	—	—	65,864,176
Real Estate Investment Trusts	61,779,591	—	—	61,779,591
Short-Term Investments	140,993,627	—	—	140,993,627
Total Investments	$843,770,810	$—	$—	$843,770,810

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 securities during the period.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Convertible Preferred Stocks	$—	$40,181,700	$—	$40,181,700
Corporate Bonds^*	—	4,629,616,711	68,584,697	4,698,201,408
Convertible Bonds^	—	90,287,593	—	90,287,593
Short-Term Investments	896,493,076	—	—	896,493,076
Total Investments	$896,493,076	$4,760,086,004	$68,584,697	$5,725,163,777

^ See Schedule of Investments for industry breakouts.
* See Schedule of Investments for disclosure of Level 3 securities.

Transfers were made out of Level 3 into Level 2 due to the security being priced by an independent pricing service. There were no transfers made into or out of Level 1 during the period.

Osterweis Funds | Notes to Financial Statements at September 30, 2015 (Unaudited)

The following is a reconciliation of the Osterweis Strategic Income Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
at Fair Value
Balance as of March 31, 2015	$127,755,901
Accrued discounts/premiums	(626,517)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(2,444,687)
Purchases	—
Sales	—
Transfer in and/or out of Level 3	(56,100,000)
Balance as of September 30, 2015	$68,584,697
Change in unrealized appreciation (depreciation)
for Level 3 investments held at September 30, 2015:	$(4,528,142)

	Fair Value at
Type of Security	9/30/2015	Valuation Techniques	Unobservable Input	Input Value(s)
Corporate Bonds	$68,584,697	Comparable Securities	Adjustment to yield	(75)bps – 300bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$131,935,447	$—	$—	$131,935,447
Convertible Preferred Stocks	—	1,030,300	—	1,030,300
Partnerships & Trusts^	14,533,489	—	—	14,533,489
Real Estate Investment Trusts	14,915,690	—	—	14,915,690
Corporate Bonds^*	—	109,642,028	1,077,000	110,719,028
Convertible Bonds^	—	637,781	—	637,781
Short-Term Investments	28,952,567	—	—	28,952,567
Total Investments	$190,337,193	$111,310,109	$1,077,000	$302,724,302

^ See Schedule of Investments for industry breakouts.
* See Schedule of Investments for disclosure of Level 3 securities.

Transfers were made out of Level 3 into Level 2 due to the security being priced by an independent pricing service. There were no transfers made into or out of Level 1 during the period.

Osterweis Funds | Notes to Financial Statements at September 30, 2015 (Unaudited)

The following is a reconciliation of the Osterweis Strategic Investment Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
at Fair Value
Balance as of March 31, 2015	$2,153,723
Accrued discounts/premiums	(9,591)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(47,132)
Purchases	—
Sales	—
Transfer in and/or out of Level 3	(1,020,000)
Balance as of September 30, 2015	$1,077,000
Change in unrealized appreciation (depreciation)
for Level 3 investments held at September 30, 2015:	$(85,013)

	Fair Value at
Type of Security	9/30/2015	Valuation Techniques	Unobservable Input	Input Value(s)
Corporate Bonds	$1,077,000	Comparable security	Adjustment to yield	(75)bps – 300bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Institutional
Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$28,453,319	$—	$—	$28,453,319
Partnerships & Trusts^	2,842,351	—	—	2,842,351
Real Estate Investment Trusts	2,804,961	—	—	2,804,961
Short-Term Investments	1,693,191	—	—	1,693,191
Total Investments	$35,793,822	$—	$—	$35,793,822

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 securities during the period.
B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the

Osterweis Funds | Notes to Financial Statements at September 30, 2015 (Unaudited)

Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.
As of March 31, 2015, there were no post-October losses for the Funds.
For the year ended March 31, 2015, the Funds had the following capital loss carryovers available for federal income tax purposes:

Unlimited Expiration
	Short-Term	Long-Term	Total
Osterweis Fund	$—	$—	$—
Osterweis Strategic Income Fund	32,042,197	59,173,642	91,215,839
Osterweis Strategic Investment Fund	—	—	—
Osterweis Institutional Equity Fund	—	—	—

As of September 30, 2015, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of September 30, 2015, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  As of June 30, 2014 the Funds no longer assess the 2.00% redemption fee on sales of Fund shares occurring within 30 days of purchase.  These fees were deducted from redemption proceeds otherwise payable to the shareholder.  The Funds retained the fee charged as paid in capital and such fees became part of the Funds’ daily NAV calculation.

Osterweis Funds | Notes to Financial Statements at September 30, 2015 (Unaudited)

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

J.
Recent Accounting Pronouncement. In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

K.	Shareholder Meeting. At a special meeting of the shareholders held on November 6, 2015, the Funds’ shareholders voted on two proposals:

1)	To approve an Investment Advisory Agreement between Osterweis Capital Management, Inc. and the Trust on behalf of the Osterweis Fund (for shareholders of the Osterweis Fund only).
2)
To approve an Investment Advisory Agreement between Osterweis Capital Management, LLC and the Trust on behalf of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (for shareholders of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund only).

At the meeting, shareholders approved the above proposals as follows:

Fund	For %	Against %	Abstain %
Osterweis Fund	97.7%	0.1%	2.2%
Osterweis Strategic Income Fund	97.8%	0.6%	1.6%
Osterweis Strategic Investment Fund	99.5%	0.1%	0.4%
Osterweis Institutional Equity Fund	100.0%	0.0%	0.0%

See the Approval of Investment Advisory Agreements for additional details.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund with investment management services under separate Investment Advisory Agreements (the “Agreements”). Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund and Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of average daily net assets over $2.5 billion. For the Osterweis Institutional Equity Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.85% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the six months ended September 30, 2015, the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund incurred $4,371,359, $21,444,541, $1,684,333 and $171,096, respectively, in advisory fees.

Osterweis Funds | Notes to Financial Statements at September 30, 2015 (Unaudited)

The Adviser has contractually agreed to limit expenses for the Osterweis Institutional Equity Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratios of expenses to average net assets will not exceed 1.00%. The contract’s term is indefinite and may be terminated only by the Board of Trustees. The Adviser is permitted to seek reimbursement from the Osterweis Institutional Equity Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. For the six months ended September 30, 2015, the Adviser waived $46,542 in fees in the Osterweis Institutional Equity Fund. As of September 30, 2015, the remaining cumulative amount the Adviser may be reimbursed was $233,057.

The Adviser may recapture a portion of the above no later than the dates as stated below:

Date of Expiration	Amount
March 31, 2016	$51,616
March 31, 2017	65,802
March 31, 2018	69,097
March 31, 2019	46,542
Total	$233,057

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration and Chief Compliance Officer Services for the six months ended September 30, 2015 are disclosed in the Statements of Operations.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as each Fund’s custodian. Both the Distributor and Custodian are affiliates of the Administrator.

Each Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”).  All Arrangements must be approved by the Board of Trustees.  For the six months ended September 30, 2015, Sub-Transfer Agent fees incurred by the Funds, as well as fees paid to USBFS as the Transfer Agent for the Funds, were as follows:

	Sub-Transfer	Transfer
	Agent Fees	Agent Fees	Total
Osterweis Fund	$226,924	$84,790	$311,714
Osterweis Strategic Income Fund	1,371,152	395,435	1,766,587
Osterweis Strategic Investment Fund	10,581	20,360	30,941
Osterweis Institutional Equity Fund	277	11,326	11,603

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended September 30, 2015, are as follows:

	Purchases	Sales
Osterweis Fund	$73,056,458	$374,794,155
Osterweis Strategic Income Fund	862,288,825	1,198,805,459
Osterweis Strategic Investment Fund	66,844,144	82,748,031
Osterweis Institutional Equity Fund	8,068,611	11,226,974

Osterweis Funds | Notes to Financial Statements at September 30, 2015 (Unaudited)

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the six months ended September 30, 2015 and the year ended March 31, 2014, were as follows:

	Ordinary Income
	September 30, 2015	March 31, 2015
Osterweis Fund	$—	$16,508,732
Osterweis Strategic Income Fund	163,501,675	365,732,330
Osterweis Strategic Investment Fund	—	8,568,746
Osterweis Institutional Equity Fund	—	663,896
	Long-Term Capital Gains*
	September 30, 2015	March 31, 2015
Osterweis Fund	$—	$79,020,466
Osterweis Strategic Income Fund	—	9,551,934
Osterweis Strategic Investment Fund	—	5,384,266
Osterweis Institutional Equity Fund	—	3,402,338

* Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b) (3).

Distribution classification may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
Cost of investments	$765,084,038	$5,969,022,185	$294,585,897	$35,160,730
Gross tax unrealized appreciation	433,268,146	99,711,450	50,842,390	9,404,206
Gross tax unrealized depreciation	(30,597,749)	(168,227,010)	(9,109,882)	(1,054,100)
Net tax unrealized appreciation	402,670,397	(68,515,560)	41,732,508	8,350,106
Undistributed ordinary income	2,399,522	16,744,744	2,194,006	118,010
Undistributed long-term capital gain	43,724,179	—	1,926,549	5,468,419
Total distributable earnings	46,123,701	16,744,744	4,120,555	5,586,429
Other accumulated gain/(loss)	—	(91,215,839)	—	—
Total accumulated gain	$448,794,098	$(142,986,655)	$45,853,063	$13,936,535

For the Osterweis Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

For the Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale deferrals.

Osterweis Funds | Notes to Financial Statements at September 30, 2015 (Unaudited)

Note 6 – Investments in Affiliates

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Advisers. For the six months ended September 30, 2015 the Funds had the following transactions with affiliated companies:

Osterweis Fund

As of September 30, 2015, the market value of all securities of affiliated issuers held in the Osterweis Fund amounted to $24,825,255 representing 2.9% of net assets.
	Share			Share
	Balance			Balance	Realized		Value
	March 31,			Sept. 30,	Gain	Dividend	Sept. 30,	Acquisition
Issuer	2015	Purchases	Sales	2015	(Loss)	Income	2015	Cost
Cone Midstream
Partners L.P.	998,985	—	—	998,985	$—	$—	$9,919,921	$25,646,852
PHH Corp.	1,054,720	—	1,054,720	—	(3,868,129)	—	—	—
Stonegate Mortgage
Corp.	597,995	—	3,100	594,895	(24,667)	—	4,229,703	9,957,385
VTTI Energy
Partners L.P.	545,510	—	—	545,510	—	301,885	10,675,631	11,973,164
							$24,825,255	$47,577,401
New Senior
Investment
Group, Inc.*	1,413,000	—	—	1,413,000	—	692,370	$14,779,980	$25,755,942
Total					$(3,892,796)	$994,255

* The security is not an affiliate at September 30, 2015.

Osterweis Strategic Investment Fund

As of September 30, 2015, the market value of all securities of affiliated issuers held in the Osterweis Strategic Investment Fund amounted to $6,304,242 representing 2.1% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			Sept. 30,	Gain	Dividend	Sept. 30,	Acquisition
Issuer	2015	Purchases	Sales	2015	(Loss)	Income	2015	Cost
Cone Midstream
Partners L.P.	225,280	—	—	225,280	$—	$—	$2,237,030	$5,587,023
PHH Corp.	180,290	—	180,290	—	(1,175,764)	—	—	—
Stonegate Mortgage
Corp.	117,940	—	—	117,940	—	—	838,553	2,014,103
VTTI Energy
Partners L.P.	164,980	—	—	164,980	—	91,300	3,228,659	3,665,720
							$6,304,242	$11,266,846
New Senior
Investment
Group, Inc.*	356,137	—	—	356,137	—	174,507	$3,725,193	$6,360,513
Total					$(1,175,764)	$265,807

* The security is not an affiliate at September 30, 2015.

Osterweis Funds | Notes to Financial Statements at September 30, 2015 (Unaudited)

Osterweis Institutional Equity Fund

As of September 30, 2015, the market value of all securities of affiliated issuers held in the Osterweis Institutional Equity Fund amounted to $1,079,146 representing 3.0% of net assets.
	Share			Share
	Balance			Balance	Realized		Value
	March 31,			Sept. 30,	Gain	Dividend	Sept. 30,	Acquisition
Issuer	2015	Purchases	Sales	2015	(Loss)	Income	2015	Cost
Cone Midstream
Partners L.P.	51,715	—	2,330	49,385	$(27,500)	$—	$490,393	$1,219,877
PHH Corp.	37,390	—	37,390	—	(183,590)	—	—	—
Stonegate Mortgage
Corp.	36,370	—	12,425	23,945	(88,467)	—	170,249	361,070
VTTI Energy
Partners L.P.	22,395	—	1,010	21,385	1,921	11,834	418,504	460,656
Total							$1,079,146	$2,041,603
New Senior
Investment
Group, Inc.*	76,171	—	3,435	72,736	(4,796)	35,641	$760,819	$1,283,469
Total					$(302,432)	$47,475

* The security is not an affiliate at September 30, 2015.

Note 7 – Line of Credit

U.S. Bank N.A. has extended a line of credit to the Funds.  The maximum lines of credit as of September 30, 2015 for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund are $100,000,000, $300,000,000, $30,000,000 and $10,000,000 respectively. This line of credit is to be used for temporary or extraordinary purposes, including the financing of redemption payments. For the six months ended September 30, 2015, the average interest rate on the outstanding principal amount for the Osterweis Institutional Equity Fund was 3.25%. Interest expenses for the six months ended September 30, 2015 are disclosed in the Statement of Operations. Advances are not collateralized by a first lien against each Fund’s assets. During the six months ended September 30, 2015, the average daily balances were $0, $0, $0 and $40,880, respectively. The maximum amounts outstanding during the six months ended September 30, 2015 were $0, $0, $0 and $1,508,000, respectively. At September 30, 2015, none of the Funds had a line of credit payable balance.

Osterweis Funds | Expense Example For the Six Months Ended September 30, 2015 (Unaudited)

As a shareholder of the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 – September 30, 2015).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example includes, but is not limited to, investment advisory, fund accounting, custody and transfer agent fees. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Osterweis Funds | Expense Example For the Six Months Ended September 30, 2015 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	April 1, 2015	September 30, 2015	During the Period*
Osterweis Fund
Actual	$1,000.00	$ 874.80	$4.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.95	$5.10

Osterweis Strategic Income Fund
Actual	$1,000.00	$ 988.80	$4.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.90	$4.14

Osterweis Strategic Investment Fund
Actual	$1,000.00	$ 905.50	$5.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.45	$5.60

Osterweis Institutional Equity Fund
Actual	$1,000.00	$ 862.50	$4.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.00	$5.05

*
The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratios for Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund were 1.01%, 0.82%, 1.11% and 1.00%, respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the Funds’ current fiscal year.

Additional Information

Information About Proxy Voting (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30th is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds’ shareholders and in the quarterly holdings report on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050. Furthermore, these reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

Information About the Funds Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Approval of Investment Advisory Agreements (Unaudited)

At a meeting held on August 17 and 18, 2015, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and Osterweis Capital Management, Inc. for the Osterweis Fund and Osterweis Capital Management, LLC for the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (each a “Fund,” and together, the “Funds”).  Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC are referred to individually as an “Adviser” and collectively as the “Advisers” or “Osterweis.”  The Board also considered and approved new, as well as interim, investment advisory agreements (collectively, the “New Agreements”) between the Trust and Osterweis Capital Management, Inc. for the Osterweis Fund and Osterweis Capital Management, LLC for the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund, to enable Osterweis to continue as the investment adviser for the Funds after January 1, 2016.  Such Agreements are necessary because on or about January 1, 2016, as part of a long-term transition plan, John Osterweis’ ownership interest in Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC, will change.  This change may be considered a technical change of control at both firms which would have the effect of terminating the existing Advisory Agreements upon completing of the transition of ownership interest, thereby requiring the New Agreements so that Osterweis may continue to manage the Funds.

At this meeting and at a prior meeting held on May 28 and 29, 2015, the Board received and reviewed substantial information regarding the Funds, the Advisers and the services provided by the Advisers to the Funds under the existing Advisory Agreements and to be provided under the New Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements and approval of the New Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisers under the Advisory Agreements and New Agreements.  The Trustees considered the nature, extent and quality of the Advisers’ overall services provided to the Funds as well as their specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance program, their Chief Compliance Officer and the Advisers’ compliance record, and the Advisers’ disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with the Advisers in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisers’ risk management process.  The Board concluded that the Advisers had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and New Agreements, and that the nature, overall quality and extent of such management services are satisfactory.  The Board took into account that the new Agreements were substantially identical to the Advisory Agreements and that the services provided thereunder were not expected to change.  The Board also considered that the new investment advisory agreements would be submitted to shareholders for their approval at a Special Meeting of Shareholders.

2.
The Funds’ historical performance and the overall performance of the Advisers.  In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

Approval of Investment Advisory Agreements (Unaudited)

For the Osterweis Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year, five-year and ten-year periods ended March 31, 2015.  The Board also considered the Fund’s slight underperformance compared to its similarly managed accounts for the one-year, five-year and ten-year periods ended December 31, 2014 and outperformance for the three-year period ended December 31, 2014, and considered the reasons for such differences.  The Board also considered the underperformance of the Fund against a broad-based securities market benchmark for the period ended December 31, 2014.

For the Osterweis Strategic Income Fund, the Board noted that the Fund underperformed its peer group median for the one-year the three-year, five-year and ten-year periods ended March 31, 2015.  The Board also considered the Fund’s underperformance compared to its similarly managed accounts for the one-year, three-year, five-year and ten-year periods ended December 31, 2014, and considered the reasons for that underperformance.  The Board also considered the performance of the Fund against broad-based securities market benchmarks, noting it underperformed for the one-year period but outperformed for the three-, five-, and ten-year periods for the period ended December 31, 2014.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund had underperformed its peer group median for the one-year period and significantly outperformed its peer group median for the three-year period ended March 31, 2015.  The Board also considered the Fund’s underperformance compared to its similarly managed accounts for the one-year period and outperformance compared to its similarly managed accounts for the three-year period ended December 31, 2014.  The Board also considered the performance of the Fund against broad-based securities market benchmarks, noting it underperformed for the one-year period but outperformed for the three-year period for the period ended December 31, 2014.

For the Osterweis Institutional Equity Fund, the Board noted that the Fund underperformed its peer group median for the one-year period ended March 31, 2015.  The Board also considered the Fund’s underperformance compared to its similarly managed accounts for the one-year period December 31, 2014.  The Board also considered the underperformance of the Fund against a broad-based securities market benchmark for the period ended December 31, 2014.  In considering the performance of the Osterweis Institutional Equity Fund, the Board considered that the Fund has only two years of operations.

In reviewing performance, the Board also took into account that recent relative performance, measured through March 31, 2015, has been poor, and that this recent underperformance has impacted comparative performance across multiple time periods for the Osterweis Fund and Osterweis Strategic Income Fund.  The Board also took into account that performance for the Osterweis Fund and Osterweis Strategic Income Fund measured over prior periods had been much more competitive than performance measured through March 31, 2015.  The Board took into account the explanations provided by Osterweis as to the reasons for its recent underperformance.

3.
The costs of the services provided by the Advisers and the structure of the Advisers’ fees under the Advisory Agreements and New Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisers, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to the Funds were generally lower than the fees charged by the Adviser to its similarly managed separate account clients, but to the extent fees charged to a Fund were higher than for similarly managed separate accounts of similar size, it was largely a reflection of the greater costs to the Advisers of managing the Fund.

For the Osterweis Fund, the Board noted that the Fund’s advisory fee was higher than its peer group median and average, and the net expense ratio was marginally lower than the peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were not unreasonable.

Approval of Investment Advisory Agreements (Unaudited)

For the Osterweis Strategic Income Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  In addition, the Adviser requested that the Board consider the advisory fee and total fees and expenses against an additional Morningstar peer universe. The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were not unreasonable.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund, although Fund assets had not yet grown to a point where the breakpoint has been reached.  The Board concluded that the fees paid to the Adviser were not unreasonable.

For the Osterweis Institutional Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was in line with that of its peer group median and average, and the net expense ratio was lower than the peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund, although Fund assets had not yet grown to a point where the breakpoint has been reached.  The Board concluded that the fees paid to the Adviser were not unreasonable.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisers that should be shared with shareholders.  The Board noted that both the Advisory Agreements and New Agreements each contained breakpoints in the advisory fee and that the Adviser had contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Osterweis Institutional Equity Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisers and their affiliates from their relationship with the Funds.  The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Funds.  The Board considered the profitability to the Advisers from their relationship with the Funds and considered any additional benefits derived by the Advisers from their relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Adviser.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisers were not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisers with respect to the Advisory Agreements, and the profitability anticipated with respect to the New Agreements, was not excessive, and that the Advisers had maintained adequate profit levels to support the services they provide to the Funds.

6.
Section 15(f) of the 1940 Act.  With respect to the New Agreements, in considering whether the arrangements between Osterweis and the Funds comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of the Section 15(f).  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change of control of the investment adviser so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  The Trustees considered that, consistent with the first condition of Section 15(f), neither Osterweis nor the Board was aware of any plans to reconstitute the Board following the change in investment adviser.  Thus, at least 75% of the Trustees would not be “interested persons” of Osterweis for a period of three years after the change of control of the investment adviser.

Approval of Investment Advisory Agreements (Unaudited)

The second condition of Section 15(f) is that an “unfair burden” must not be imposed upon the Funds as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  With respect to this second condition, the Board considered that Osterweis has undertaken to maintain the Funds’ current expense cap for the required 2-year period.  The Board concluded that no “unfair burden” is being imposed upon the Funds over the course of the required 2-year period.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements and to approve the New Agreements for the Funds, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisers, including each Fund’s advisory fee, were fair and reasonable.  The Board also determined that the New Agreements with Osterweis, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements and the approval of the New Agreements would be in the best interest of each Fund and its shareholders.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

•     Information we receive about you on applications or other forms;

•     Information you give us orally; and

•      Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Institutional Equity Fund	OSTEX	74316J524

OWRPSEMI – 0915

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 24, 2015

By (Signature and Title)      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     November 23, 2015

* Print the name and title of each signing officer under his or her signature.